                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                     FORM OF
                            NOTE AND WARRANT PURCHASE
                                    AGREEMENT

                          DATED AS OF FEBRUARY __, 2006

                                  BY AND AMONG

                              REMOTE DYNAMICS, INC.

                                       AND

                       THE PURCHASERS LISTED ON EXHIBIT A

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I Purchase and Sale of Notes and Warrants........................     1
   Section 1.1  Purchase and Sale of Notes and Warrants..................     1
   Section 1.2  Purchase Price and Closing...............................     2
   Section 1.3  Conversion Shares / Warrant Shares.......................     2

ARTICLE II Representations and Warranties................................     3
   Section 2.1  Representations and Warranties of the Company............     3
   Section 2.2  Representations and Warranties of the Purchasers.........    13

ARTICLE III Covenants....................................................    15
   Section 3.1  Securities Compliance....................................    15
   Section 3.2  Registration and Listing.................................    15
   Section 3.3  Inspection Rights........................................    16
   Section 3.4  Compliance with Laws.....................................    16
   Section 3.5  Keeping of Records and Books of Account..................    16
   Section 3.6  Reporting Requirements...................................    16
   Section 3.7  Other Agreements.........................................    16
   Section 3.8  Use of Proceeds..........................................    17
   Section 3.9  [Intentionally Omitted.].................................    17
   Section 3.10 Disclosure of Transaction................................    17
   Section 3.11 Disclosure of Material Information.......................    17
   Section 3.12 Pledge of Securities.....................................    17
   Section 3.13 [Intentionally Omitted.].................................    17
   Section 3.14 Distributions............................................    17
   Section 3.15 Reservation of Shares....................................    18
   Section 3.16 Transfer Agent Instructions..............................    18
   Section 3.17 Disposition of Assets....................................    18
   Section 3.18 Acquisition of Assets....................................    19
   Section 3.19 [Intentionally Omitted.].................................    19
   Section 3.20 Subsequent Financings....................................    19
   Section 3.21 Stockholder Approval.....................................    20
   Section 3.22 D&O Insurance............................................    20

ARTICLE IV Conditions....................................................    20
   Section 4.1  Conditions Precedent to the Obligation of the Company to
                Close and to Sell the Securities.........................    20
   Section 4.2  Conditions Precedent to the Obligation of the Purchasers
                to Close and to Purchase the Securities..................    21

ARTICLE V Certificate Legend.............................................    23
   Section 5.1  Legend...................................................    23

ARTICLE VI Indemnification...............................................    24
   Section 6.1  General Indemnity........................................    24

                                TABLE OF CONTENTS

                                   (continued)

                                                                            Page
                                                                            ----
   Section 6.2  Indemnification Procedure................................    25

ARTICLE VII Miscellaneous................................................    26
   Section 7.1  Fees and Expenses........................................    26
   Section 7.2  Specific Performance; Consent to Jurisdiction; Venue.....    26
   Section 7.3  Entire Agreement; Amendment..............................    27
   Section 7.4  Notices..................................................    27
   Section 7.5  Waivers..................................................    28
   Section 7.6  Headings.................................................    28
   Section 7.7  Successors and Assigns...................................    28
   Section 7.8  No Third Party Beneficiaries.............................    28
   Section 7.9  Governing Law............................................    28
   Section 7.10 Survival.................................................    28
   Section 7.11 Counterparts.............................................    29
   Section 7.12 Publicity................................................    29
   Section 7.13 Severability.............................................    29
   Section 7.14 Further Assurances.......................................    29

                       NOTE AND WARRANT PURCHASE AGREEMENT

     This NOTE AND WARRANT PURCHASE AGREEMENT dated as of February __, 2006 (this "Agreement") by and among Remote Dynamics, Inc., a Delaware corporation (the "Company"), and each of the purchasers of the series A senior secured convertible promissory notes of the Company whose names are set forth on Exhibit A attached hereto (each a "Purchaser" and collectively, the "Purchasers").

     The parties hereto agree as follows:

                                   ARTICLE I

                     PURCHASE AND SALE OF NOTES AND WARRANTS

          Section 1.1 Purchase and Sale of Notes and Warrants.

          (a) Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase (in the amounts set forth as Exhibit A hereto) from the Company, (i) series A senior secured convertible promissory notes in the aggregate principal amount of up to Six Million Dollars ($6,000,000), convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in substantially the form attached hereto as Exhibit B-1 (the "Series A Notes"), and (ii) original issue discount series A senior secured convertible promissory notes in the aggregate principal amount equal to fifteen percent (15%) of aggregate principal amount of Notes, convertible into shares of Common Stock, in substantially the form attached hereto as Exhibit B-2 (the "OID Notes", together with the Series A Notes, the "Notes"). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

          (b) Upon the following terms and conditions, each Purchaser shall be issued (i) Series A-7 Warrants, in substantially the form attached hereto as Exhibit C-1 (the "Series A-7 Warrants"), to purchase a number of shares of Common Stock equal to seventy-five percent (75%) of the number of Conversion Shares (as defined in Section 1.3 hereof) issuable upon conversion of such Purchaser's Series A Note on the date of issuance of such Note at an exercise price per share equal to $0.40 on the Closing Date (as defined in Section 1.2 hereof) and a term of seven (7) years following the Closing Date, (ii) Series B-4 Warrants, in substantially the form attached hereto as Exhibit C-2 (the "Series B-4 Warrants"), to purchase a number of shares of Common Stock equal to fifty percent (50%) of the number of Conversion Shares issuable upon conversion of such Purchaser's Series A Note on the date of issuance of such Note at an exercise price per share equal to $0.90 on the Closing Date and a term of four
(4) years following the effective date of the registration statement providing for the resale of the Conversion Shares and the Warrant Shares (as defined in Section 1.3 hereof), (iii) Series C-3 Warrants, in substantially the form attached hereto as Exhibit C-3 (the "Series C-3 Warrants") to purchase a number of shares of Common Stock equal to one hundred percent (100%) of the number of Conversion Shares issuable upon conversion of such Purchaser's Series A Note on the date of issuance of such Note at an exercise price per share equal to $0.21 on the Closing Date and a term of three (3) years following the Closing Date, and (iv) Series D-1 Warrants, in substantially the form attached hereto as Exhibit C-4 (the "Series D-1 Warrants" and, together with the Series A-7 Warrants, the Series B-4 Warrants and the Series C-3 Warrants, the "Warrants"), to purchase a number of shares of Common Stock equal to seventy percent (70%) of the number of Conversion Shares issuable upon conversion of such Purchaser's Series A Note on the date of issuance of such Note at an exercise price per share equal to the lesser of (A) $0.35 and (B) ninety percent (90%) of the average of the five-day VWAP preceding the Call Notice (as defined in the Series D-1 Warrant. The number of shares of Common Stock issuable upon exercise of the Warrants issuable to each Purchaser is set forth opposite such Purchaser's name on Exhibit A attached hereto.

          Section 1.2 Purchase Price and Closing. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Notes and Warrants for an aggregate purchase price of up to Six Million Dollars ($6,000,000) (the "Purchase Price"). The Company acknowledges and agrees that a portion of the Purchase Price (not to exceed $500,000) to be delivered by SDS Capital Group SPC, LTD ("SDS")hereunder may be paid by exchanging outstanding shares of the Company's Series B Convertible Preferred Stock held by SDS in the amounts set forth on Exhibit A attached hereto. The closing of the purchase and sale of the Notes and Warrants to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036 (the "Closing") at 10:00 a.m., New York time (i) on or before February 23, 2006; provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchasers and the Company may agree upon (the "Closing Date"). Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (x) its Notes for the principal amount set forth opposite the name of such Purchaser on Exhibit A hereto, (y) its Warrants to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A attached hereto and (z) any other documents required to be delivered pursuant to Article IV hereof. At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer to an account designated by the Company.

          Section 1.3 Conversion Shares / Warrant Shares. Subject to the Company obtaining Stockholder Approval in accordance with Section 3.21 hereof, the Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to one hundred fifty percent (150%) of the aggregate number of shares of Common Stock to effect the conversion of the Notes and exercise of the Warrants as of the Closing Date. Any shares of Common Stock issuable upon conversion of the Notes are herein referred to as the "Conversion Shares". Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "Warrant Shares". The

Notes, the Warrants, the Conversion Shares and the Warrant Shares are sometimes collectively referred to herein as the "Securities".

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

          (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.1(g) hereto. The Company and each such Subsidiary (as defined in Section 2.1(g)) is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "Material Adverse Effect" means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement by and among the Company and the Purchasers, dated as of the date hereof, substantially in the form of Exhibit D attached hereto (the "Registration Rights Agreement"), the Security Agreement by and among the Company and its wholly owned subsidiaries, on the one hand, and the Purchasers, on the other hand, dated as of the date hereof, substantially in the form of Exhibit E attached hereto (the "Security Agreement"), the Escrow Agreement by and among the Company, the Purchasers and the escrow agent, dated as of the date hereof, substantially in the form of Exhibit F attached hereto (the "Escrow Agreement"), and the Irrevocable Transfer Agent Instructions (as defined in Section 3.16 hereof) (collectively, the "Transaction Documents") and to issue and sell the Securities in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth on
Schedule 2.1(b), no further consent or authorization of the Company, its Board of Directors or stockholders is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) Capitalization. The authorized capital stock and the issued and outstanding shares of capital stock of the Company as of the date hereof is set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized. Except as set forth in this Agreement, the Commission Documents (as defined in Section 2.1(f)) or as set forth on Schedule 2.1(c) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and as set forth on Schedule 2.1(c) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1(c) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 2.1(c), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. For purpose of this Agreement, the term "knowledge" of the Company shall mean the knowledge of J. Raymond Bilbao after due inquiry.

          (d) Issuance of Securities. The Notes and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action. When the Conversion Shares and Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Notes and Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

          (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Notes and the consummation by the Company of the transactions contemplated hereby and thereby, (including the issuance of the Securities as contemplated hereby) do not and will not (i) violate or conflict with any provision of the Company's Certificate of Incorporation (the "Certificate") or Bylaws (the "Bylaws"), each as amended to date, or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries' respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, with respect to clauses (ii) and

(iii) above for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (excluding with respect to federal and state securities laws)). Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations or any registration provisions provided in the Registration Rights Agreement).

          (f) Commission Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). At the times of their respective filings, the Form 10-Q for the fiscal quarters ended November 30, 2005, May 31, 2005 and February 28, 2005 (collectively, the "Form 10-Q") and the Form 10-K for the fiscal year ended August 31, 2005 (the "Form 10-K") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and the Form 10-Q and Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g) Subsidiaries. Schedule 2.1(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "Subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth on
Schedule 2.1(g) hereto, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

          (h) No Material Adverse Change. Since November 30, 2005, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed on Schedule 2.1(h) hereto and as disclosed in its Commission Documents.

          (i) No Undisclosed Liabilities. Except as disclosed on Schedule 2.1(i) hereto, neither the Company nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (j) No Undisclosed Events or Circumstances. Since November 30, 2005, except as disclosed on Schedule 2.1(j) hereto, to the knowledge of the Company, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (k) Indebtedness. Schedule 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or Indebtedness for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (l) Title to Assets. Each of the Company and the Subsidiaries has good and valid title to all of its real and personal property reflected in the Commission Documents, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated on Schedule 2.1(l) hereto or such that, individually or in the aggregate, do not cause a Material Adverse Effect. Any leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.

          (m) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the Commission Documents or on Schedule 2.1(m) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (n) Compliance with Law. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or on Schedule 2.1(n) hereto or such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (o) Taxes. The Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on
Schedule 2.1(o) hereto or in the Commission Documents, none of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (p) Certain Fees. Except as set forth on Schedule 2.1(p) hereto, the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

          (q) Disclosure. Except for the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. To the Company's knowledge, neither the representations and warranties contained in Section 2.1 of this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (r) Operation of Business. Except as set forth on Schedule 2.1(r) hereto, to the knowledge of the Company, the Company and each of the Subsidiaries owns or possesses the rights to all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

          (s) Environmental Compliance. Except as set forth on Schedule 2.1(s) hereto or in the Commission Documents, the Company and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. To the Company's knowledge, the Company has all necessary governmental approvals required under all Environmental Laws as necessary for the Company's business or the business of any of its subsidiaries. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect and to the knowledge of the Company, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

          (t) Books and Records; Internal Accounting Controls. The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

          (u) Material Agreements. Except for the Transaction Documents, as disclosed in the Commission Documents or as set forth on Schedule 2.1(u) hereto, or as would not be reasonably likely to have a Material Adverse Effect, (i) the Company and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the "Material Agreements"), (ii) neither the Company nor any of its Subsidiaries has received any notice of default under any Material Agreement and, (iii) to the Company's knowledge, neither the Company nor any of its Subsidiaries is in default under any Material Agreement now in effect.

          (v) Transactions with Affiliates. Except as set forth on Schedule 2.1(v) hereto and in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in the Company's most recently filed definitive proxy statement on Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

          (w) Securities Act of 1933. Based in material part upon the representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

          (x) Employees. Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth on

Schedule 2.1(x) hereto. Except as set forth on Schedule 2.1(x) hereto, neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed. No officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

          (y) Absence of Certain Developments. Except as set forth in the Commission Documents or provided on Schedule 2.1(y) hereto, since November 30, 2005, neither the Company nor any Subsidiary has:

               (i) issued any stock, bonds or other corporate securities or any right, options or warrants with respect thereto;

               (ii) borrowed any amount in excess of $100,000 or incurred or become subject to any other liabilities in excess of $100,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company and its Subsidiaries;

               (iii) discharged or satisfied any lien or encumbrance in excess of $100,000 or paid any obligation or liability (absolute or contingent) in excess of $100,000, other than current liabilities paid in the ordinary course of business;

               (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $50,000 individually or $100,000 in the aggregate;

               (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $100,000, except in the ordinary course of business;

               (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $100,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

               (vii) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

               (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

               (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

               (x) entered into any material transaction, whether or not in the ordinary course of business which has not been disclosed in the Commission Documents;

               (xi) made charitable contributions or pledges in excess of $10,000;

               (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

               (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

               (xiv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

          (z) Public Utility Holding Company Act and Investment Company Act Status. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (aa) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries. The execution and delivery of this Agreement and the issuance and sale of the Securities will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(aa), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

          (bb) Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for the placement agent and such counsel does not represent the Purchasers. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers and the Purchasers have retained their own counsel with respect to the transactions contemplated hereby. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

          (cc) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act in a manner that would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission's review. Except as set forth on Schedule 2.1(cc) hereto, since August 1, 2005, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

          (dd) Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the rules and regulations promulgated thereunder, that are effective and presently applicable to the Company and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness and applicability of such provisions with respect to the Company.

          (ee) Dilutive Effect. The Company understands and acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

          (ff) DTC Status. The Company's current transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company's transfer agent is set forth on Schedule 2.1(ff) hereto.

          Section 2.2 Representations and Warranties of the Purchasers. Each of the Purchasers hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser as follows as of the date hereof and as of the Closing Date:

          (a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

          (b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. When executed and delivered by the Purchasers, the other Transaction Documents shall constitute valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) No Conflict. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser's charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser's respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser's ability to perform its obligations under the Transaction Documents.

          (d) Acquisition for Investment. Each Purchaser is purchasing the Securities solely for its own account and not with a view to, or for sale in connection with, public sale or distribution thereof. Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

          (e) Rule 144. Each Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (f) General. Each Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities. Each Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on the signature pages hereto.

          (g) No General Solicitation. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, Internet website or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications. Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

          (h) Accredited Investor. Each Purchaser is an "accredited investor" (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer. Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

          (i) Certain Fees. The Purchasers have not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

          (j) Independent Investment. Except as may be disclosed in any filings made by a Purchaser with the Commission, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.

                                   ARTICLE III

                                    COVENANTS

     The Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

          Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

          Section 3.2 Registration and Listing. The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the OTC Bulletin Board or other exchange or market on which the Common Stock is trading. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule

144 promulgated under the Securities Act. Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with the issuer requirements of Rule 144.

          Section 3.3 Inspection Rights. Provided the same would not be in violation of Regulation FD, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Notes or shall beneficially own any Conversion Shares or Warrant Shares, for purposes reasonably related to such Purchaser's interests as a stockholder, to examine the publicly available, non-confidential records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the publicly available, non-confidential affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors and key employees.

          Section 3.4 Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

          Section 3.5 Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          Section 3.6 Reporting Requirements. If the Company ceases to file its periodic reports with the Commission, or if the Commission ceases making these periodic reports available via the Internet without charge, then the Company shall furnish the following to each Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Securities or shall beneficially own
Securities:

          (a) Quarterly Reports filed with the Commission on Form 10-Q as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission;

          (b) Annual Reports filed with the Commission on Form 10-K as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission; and

          (c) Copies of all notices, information and proxy statements in connection with any meetings, that are, in each case, provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

          Section 3.7 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any Subsidiary under any Transaction Document.

          Section 3.8 Use of Proceeds. The net proceeds from the sale of the Securities hereunder shall be used by the Company for working capital and general corporate purposes and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock (except with respect to SDS in accordance with Section 1.2 hereof) or to settle any outstanding litigation.

          Section 3.9 [Intentionally Omitted.]

          Section 3.10 Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the "Press Release") on the day of the Closing but in no event later than one hour after the Closing; provided, however, that if the Closing occurs after 4:00 P.M. Eastern Time on any Trading Day, the Company shall issue the Press Release no later than 9:00 A.M. Eastern Time on the first Trading Day following the Closing Date. The Company shall also file with the Commission a Current Report on Form 8-K (the "Form 8-K") describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, each form of Note, the Registration Rights Agreement, the Security Agreement, each form of Warrant and the Press Release) as soon as practicable following the Closing Date but in no event more than two (2) Trading Days following the Closing Date, which Press Release and Form 8-K shall be subject to prior review and reasonable comment by the Purchasers. "Trading Day" means any day during which the principal exchange on which the Common Stock is traded shall be open for trading.

          Section 3.11 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

          Section 3.12 Pledge of Securities. The Company acknowledges that the Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of the Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. At the Purchasers' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

          Section 3.13 [Intentionally Omitted.]

          Section 3.14 Distributions. So long as any Notes or Warrants remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

          Section 3.15 Reservation of Shares. Subject to Section 3.21 hereof, so long as any of the Notes or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, one hundred twenty percent (120%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

          Section 3.16 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit G attached hereto (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.16 will be given by the Company to its transfer agent and that the Conversion Shares and Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.16 shall affect in any way each Purchaser's obligations and agreements set forth in
Section 5.1 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Conversion Shares and the Warrant Shares. If a Purchaser provides the Company with an opinion of counsel, in a reasonably acceptable form, to the effect that a public sale, assignment or transfer of the Conversion Shares or Warrant Shares may be made without registration under the Securities Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.16 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.16 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.16, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          Section 3.17 Disposition of Assets. So long as the Notes remain outstanding, neither the Company nor any subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales of obsolete assets and sales to customers in the ordinary course of business or with the prior written consent of the holders of a majority of the principal amount of the Notes then outstanding.

          Section 3.18 Acquisition of Assets. In the event the Company or any Subsidiary acquires any assets or other properties, such assets or properties shall constitute a part of the Collateral (as defined in the Security Agreement) and the Company shall take all action necessary to perfect the Purchasers' security interest in such assets or properties pursuant to the Security Agreement.

          Section 3.19 [Intentionally Omitted.]

          Section 3.20 Subsequent Financings.

          (a) For a period of one (1) year following the Closing Date (which one-year period shall extend for each day that the Registration Statement (as defined in the Registration Rights Agreement) is not effective as required under the Registration Rights Agreement), the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights Notice") the Purchasers of the terms and conditions of any proposed offer or sale to, or exchange with (or other type of distribution to) any third party (a "Subsequent Financing"), of Common Stock or any securities convertible, exercisable or exchangeable into Common Stock, including convertible debt securities (collectively, the "Financing Securities"). The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the names and investment amounts of all investors participating in the Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be within twenty (20) calendar days from the date of the Rights Notice, and all of the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith. The Rights Notice shall provide each Purchaser an option (the "Rights Option") during the ten (10) Trading Days following delivery of the Rights Notice (the "Option Period") to inform the Company whether such Purchaser will purchase up to its pro rata portion of all or a portion of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing. If any Purchaser elects not to participate in such Subsequent Financing, the other Purchasers may participate on a pro-rata basis so long as such participation in the aggregate does not exceed the total Purchase Price hereunder. For purposes of this Section, all references to "pro rata" means, for any Purchaser electing to participate in such Subsequent Financing, the percentage obtained by dividing (x) the principal amount of the Notes purchased by such Purchaser at the Closing by (y) the total principal amount of all of the Notes purchased by all of the participating Purchasers at the Closing. Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the Purchase Price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from the Purchasers within the Option Period, the Company shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; provided that all of the material terms and conditions of the closing are the same as those provided to the Purchasers in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur on that date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 3.20(a), including, without limitation, the delivery of a new Rights Notice. The provisions of this Section 3.20(a) shall not apply to issuances of securities in a Permitted Financing.

          (b) For purposes of this Agreement, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing. A "Permitted Financing" shall mean (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to this Agreement and the Notes, including the Conversion Shares (iii) the Warrant Shares, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist on the date hereof, (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by this Agreement, (vii) Common Stock issued in connection with consulting or advisory services not in excess of 5,000,000 shares; and (viii) the payment of any principal in shares of Common Stock pursuant to the Notes.

          (c) So long as the Notes remain outstanding, if the Company enters into any Subsequent Financing on terms more favorable than the terms governing the Notes, then the Purchasers in their sole discretion may exchange the Notes, valued at their stated value, for the securities issued or to be issued in the Subsequent Financing. The Company covenants and agrees to promptly notify in writing the Purchasers of the terms and conditions of any such proposed Subsequent Financing.

          Section 3.21 Stockholder Approval. The Company covenants and agrees to use its best efforts to obtain the approval of its stockholders ("Stockholder Approval") on or before seventy-five (75) days following the Closing Date to amend its Certificate of Incorporation to increase the Company's authorized shares of Common Stock to a number greater than one hundred fifty percent 150% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Notes and which would be issuable upon exercise of the Warrants.

          Section 3.22 D&O Insurance. So long as the Notes remain outstanding, the Company shall maintain its directors and officers liability insurance policy coverage at an amount equal to or in excess of $3,000,000.

                                   ARTICLE IV

                                   CONDITIONS

          Section 4.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities. The obligation hereunder of the Company to close and issue and sell the Securities to the Purchasers at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

          (b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) Delivery of Purchase Price. The Purchase Price for the Securities shall have been delivered to the Company on the Closing Date.

          (e) Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers and, with respect to the Escrow Agreement, the escrow agent, to the Company.

          Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Securities. The obligation hereunder of the Purchasers to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion.

          (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

          (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

          (c) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the Commission or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities.

          (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f) Opinion of Counsel. The Purchasers shall have received an opinion of counsel to the Company, dated the date of the Closing, substantially in the form of Exhibit H hereto, with such exceptions and limitations as shall be reasonably acceptable to counsel to the Purchasers.

          (g) Notes and Warrants. At or prior to the Closing, the Company shall have delivered to the Purchasers the Notes (in such denominations as each Purchaser may request) and the Warrants (in such denominations as each Purchaser may request).

          (h) Secretary's Certificate. The Company shall have delivered to the Purchasers a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Certificate OF Incorporation, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (i) Officer's Certificate. On the Closing Date, the Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (b)-(e) and (l) of this Section 4.2 as of the Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 4.2, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

          (j) Registration Rights Agreement. As of the Closing Date, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

          (k) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

          (l) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in the form of Exhibit G attached hereto, shall have been delivered to the Company's transfer agent.

          (m) Escrow Agreement. At the Closing, the Company and the escrow agent shall have executed and delivered the Escrow Agreement to each Purchaser.

          (n) Security Agreement. At the Closing, the Company shall have executed and delivered the Security Agreement to each Purchaser.

          (o) UCC Financing Statements. The Company shall have filed all UCC financing statements in form and substance satisfactory to the Purchasers at the appropriate offices.

          (p) OTC Bulletin Board. The Company shall have delisted its shares of Common Stock from the Nasdaq Capital Market and the shares of Common Stock shall be quoted on the OTC Bulletin Board.

          (q) Waiver of SDS. The Company shall have received the written waiver of SDS, waiving its redemption rights pursuant to the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock of Remote Dynamics, Inc.

                                    ARTICLE V

                               CERTIFICATE LEGEND

          Section 5.1 Legend. Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR REMOTE DYNAMICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to issue or reissue certificates representing any of the Conversion Shares and the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such Conversion Shares or Warrant Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or Warrant Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required (which may include an opinion of counsel provided by the Company), or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (which may include an opinion of counsel provided by the Company); and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, (ii) compliance with applicable state securities or "blue sky" laws has been effected, or (iii) the holder provides the Company with reasonable assurances that a valid exemption exists with respect thereto (which may include an opinion of counsel provided by the Company). The Company will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 5.1, the Company will use commercially reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Conversion Shares or Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares or Warrant Shares, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Conversion Shares or Warrant Shares to a Purchaser by crediting the account of such Purchaser's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions of this Agreement).

                                   ARTICLE VI

                                 INDEMNIFICATION

          Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

          Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an "indemnified party") will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification obligations to defend the indemnified party required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b) any liabilities the indemnifying party may be subject to pursuant to the law.

No indemnifying party will be liable to the indemnified party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party's breach of any of the representations, warranties or covenants made by such party in this Agreement or in the other Transaction Documents.

                                   ARTICLE VII

                                  MISCELLANEOUS

          Section 7.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay all actual attorneys' fees and expenses (including disbursements and out-of-pocket expenses) incurred by the Purchasers in connection with (i) the preparation, negotiation, execution and delivery of the Transaction Documents and the transactions contemplated thereunder, which payment shall be made at Closing and shall not exceed $30,000 (plus disbursements and out-of-pocket expenses), of which $10,000 was paid prior to the Closing Date, (ii) the review of the Registration Statement in accordance with the Section 4(iv) of the Registration Rights Agreement, which payment of $5,000 shall be made at Closing and held in escrow until such fees, if any, are incurred, and (iii) any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees and expenses.

          Section 7.2 Specific Performance; Consent to Jurisdiction; Venue.

          (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction

Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

          Section 7.3 Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding at least a majority of the principal amount of the Notes then held by the Purchasers. Any amendment or waiver effected in accordance with this Section 7.3 shall be binding upon each Purchaser (and their permitted assigns) and the Company.

          Section 7.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:          Remote Dynamics, Inc.
                            1155 Kas Drive, Suite 100
                            Richardson, Texas 75081
                            Attention: Chief Executive Officer
                            Tel. No.: (972) 301-2000
                            Fax No.: (972) 301-2263

with copies (which copies
shall not constitute notice
to the Company) to:         Locke Liddell & Sapp LLP
                            2200 Ross Avenue, Suite 2200
                            Dallas, Texas 75201
                            Attention: Stephen L. Sapp
                            Tel. No.: (214) 740-8570
                            Fax No.: (214) 740-8800

If to any Purchaser:        At the address of such Purchaser set forth on
                            Exhibit A to this Agreement, with copies to Purchaser's counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:

                            Kramer Levin Naftalis & Frankel LLP
                            1177 Avenue of the Americas
                            New York, New York 10036
                            Attention: Christopher S. Auguste
                            Tel. No.: (212) 715-9100
                            Fax No.: (212) 715-8000

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto pursuant to the provisions of this Section 7.4.

          Section 7.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. This provision constitutes a separate right granted to each Purchaser by the Company and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

          Section 7.6 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          Section 7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. Subject to Section 5.1 hereof, the Purchasers may assign the Securities and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

          Section 7.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          Section 7.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

          Section 7.10 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing until the second anniversary of the Closing Date, except the agreements and covenants set forth in Articles I, III,

V, VI and VII of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

          Section 7.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

          Section 7.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, including without limitation any disclosure pursuant to the Registration Statement, and then only to the extent of such requirement.

          Section 7.13 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

          Section 7.14 Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Note and Warrant Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                        REMOTE DYNAMICS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PURCHASER:


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                              REMOTE DYNAMICS, INC.
                                LIST OF INVESTORS

                                                                      NOTE        OID
      INVESTORS              ADDRESS            CITY      ST  ZIP  ALLOCATION ALLOCATION A7 WARRANT B4 WARRANT C3 WARRANT D1 WARRANT
-------------------- ---------------------- ------------- -- ----- ---------- ---------- ---------- ---------- ---------- ----------
Pasco Capital L.L.C.   3618 Valencio Cove   Land O' Lakes FL 34639 $   25,000  $  3,750      93,750     62,500    125,000     87,500
                              Court

   DKR Soundshore     1281 East Main Street   Stamford    CT 06901 $  200,000  $ 30,000     750,000    500,000  1,000,000    700,000
    Oasis Holding
      Fund Ltd.

  Dolphin Offshore      c/o Dolphin Asset     New York    NY 10003 $  300,000  $ 45,000   1,125,000    750,000  1,500,000  1,050,000
   Partners, L.P.          Management
                      Corporation, 129 East
                              17th
                        Street, 2nd Floor

   Iroquois Master    641 Lexington Avenue,   New York    NY 10022 $  150,000  $ 22,500     562,500    375,000    750,000    525,000
      Fund Ltd.            16th Floor

JM Investors, L.L.C.    152 E. 9th Street     Lakewood    NJ 08701 $   75,000  $ 11,250     281,250    187,500    375,000    262,500

    Alpha Capital       160 Central Park      New York    NY 10019 $  500,000  $ 75,000   1,875,000  1,250,000  2,500,000  1,750,000
 Aktiengesellschaft     South, Suite 2701

 Midtown Partners &      4902 Eisenhower        Tampa     FL 33634 $  175,000  $ 26,250     656,250    437,500    875,000    612,500
     Co., L.L.C.        Blvd., Suite 185

Double U Master Fund      P.O. Box 972,                            $  250,000  $ 37,500     937,500    625,000  1,250,000    875,000
        L.P.            Road Town, Tortola,
                     Harbour House, 2nd Floor,
                        Waterfront Drive,
                      British Virgin Islands

 Nite Capital, L.P.      100 east Cook,     Libertyville  IL 60048 $  200,000  $ 30,000     750,000    500,000  1,000,000    700,000
                            Suite 201

 Osher Capital Inc.     5 Sansberry Lane    Spring Valley NY 10977 $   75,000  $ 11,250     281,250    187,500    375,000    262,500

 Platinum Long Term   152 West 57th Street,   New York    NY 10019 $  250,000  $ 37,500     937,500    625,000  1,250,000    875,000
      Growth II            54th Floor

   Rawleigh Ralls       744 Spruce Street      Boulder    CO 80302 $  350,000  $ 52,500   1,312,500    875,000  1,750,000  1,225,000

   Robert Dobrient    1845 Woodall Rodgers     Dallas     TX 75201 $  100,000  $ 15,000     375,000    250,000    500,000    350,000
                            Ste 1725

  RHP Master Fund,        c/o Rock Hill      Bala Cynwyd  PA 19004 $  250,000  $ 37,500     937,500    625,000  1,250,000    875,000
        Ltd.         Investment Management,
                         LP. Three Bala
                      Plaza East, Suite 585

     James Reese         7502 Greenville       Dallas     TX 75231 $  100,000  $ 15,000     375,000    250,000    500,000    350,000
                        Avenue, Suite 690

   Sandor Capital      2828 Routh Street,      Dallas     TX 75201 $  250,000  $ 37,500     937,500    625,000  1,250,000    875,000
  Master Fund, L.P.         Suite 500

  SDS Capital Group     53 Forest Avenue,   Old Greenwich CT 06870 $1,000,000  $150,000   3,750,000  2,500,000  5,000,000  3,500,000
      SPC Ltd.              2nd Floor

Thomas A. Montgomery  2400 Dallas Parkway,      Plano     TX 75093 $  100,000  $ 15,000     375,000    250,000    500,000    350,000
                            Suite 180

 Whalehaven Capital   3rd Floor, 14 Par-La-                   HM08 $  500,000  $ 75,000   1,875,000  1,250,000  2,500,000  1,750,000
      Fund Ltd.       Ville Road, Hamilton
                             Bermuda

  Whitestar L.L.C.    152 West 57th Street,   New York    NY 10271 $  150,000  $ 22,500     562,500    375,000    750,000    525,000
                           54th Floor
                                                                   ----------  --------  ---------- ---------- ---------- ----------
       TOTALS                                                      $5,000,000  $750,000  18,750,000 12,500,000 25,000,000 17,500,000
                                                                   ==========  ========  ========== ========== ========== ==========

                                                                  EXECUTION COPY

                                   EXHIBIT B-1
                              FORM OF SERIES A NOTE

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                              REMOTE DYNAMICS, INC.

               Series A Senior Secured Convertible Promissory Note
                              due February __, 2008

No. CN-A-06-__                                                      $___________
Dated: February __, 2006

     For value received, Remote Dynamics, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to the order of _______________________ (together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of ________________________ ($______________). Concurrently with the issuance of this Note, the Maker is issuing separate series A senior secured convertible promissory notes (the "Other Notes") to separate purchasers (the "Other Holders") pursuant to the Purchase Agreement (as defined in Section 1.1 hereof).

     All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on February __, 2008 (the "Maturity Date") or at such earlier time as provided herein.

                                   ARTICLE I

          Section 1.1 Purchase Agreement. This Note has been executed and delivered pursuant to the Note and Warrant Purchase Agreement dated as of February __, 2006 (the "Purchase Agreement") by and among the Maker and the purchasers listed therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

          Section 1.2 Payment of Principal.

          (a) Commencing on September __, 2006 [the first business day of the seventh (7th) month following the Issuance Date (as defined in Section 2.1(b))] and continuing thereafter on the first business day of each month (a "Principal Payment Date"), the Maker shall pay an amount to the Holder equal to 1/18th of the original principal amount of this Note (the "Principal Installment Amount"); provided, however, if on any Principal Payment Date, the outstanding principal amount of this Note is less than the Principal Installment Amount, then the Maker shall pay to the Holder such lesser amount. The Maker may pay such Principal Installment Amount in cash or registered shares of the Maker's common stock, par value $.01 per share (the "Common Stock"). If the Maker elects to pay the Principal Installment Amount in cash such amount shall be wired in immediately available funds on the Principal Payment Date; provided, however, that if the Holder has delivered a Conversion Notice to the Maker or delivers a Conversion Notice prior to the Principal Payment Date, the Holder shall indicate in such Conversion Notice whether the principal amount of this Note to be so converted shall be applied against the final Principal Installment Amount or some other Principal Installment Amount. The Maker shall provide irrevocable written notice to the Holder of the form of payment of the Principal Installment Amount at least twenty (20) days prior to the first day of each month for which a Principal Installment Amount is required to be made by the Maker.

          (b) If the Maker elects to pay the Principal Installment Amount in registered shares of Common Stock, the number of registered shares of Common Stock to be issued to the Holder shall be an amount equal to the Principal Installment Amount divided by eighty percent (80%) of the average of the Closing Bid Price (as defined in Section 1.2(c) hereof) for the ten (10) Trading Days immediately preceding the Principal Payment Date; provided, however, that if the Holder has delivered a Conversion Notice to the Maker or delivers a Conversion Notice prior to the Principal Payment Date, the Holder shall indicate in such Conversion Notice whether the principal amount of this Note to be so converted shall be applied against the final Principal Installment Amount or some other Principal Installment Amount. Notwithstanding the foregoing to the contrary, the Maker may elect to pay the Principal Installment Amount in registered shares of Common Stock on any Principal Payment Date only if (A) the registration statement providing for the resale of the shares of Common Stock issuable upon conversion of this Note (the "Registration Statement") is effective and has been effective, without lapse or suspension of any kind, for a period of twenty (20) consecutive calendar days, (B) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (C) no Event of Default exists and is continuing, and (D) the issuance of shares of Common Stock on the Principal Payment Date does not violate the provisions of Section
3.4 hereof.

          (c) The term "Closing Bid Price" shall mean, on any particular date
(i) the last trading price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the last trading price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last trading price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (iv) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Holder and reasonably acceptable to the Maker.

          Section 1.3 Security Agreement. The obligations of the Maker hereunder are secured by a continuing security interest in certain assets of the Maker pursuant to the terms of a security agreement dated as of February __, 2006 by and among the Maker, on the one hand, and the Holder and the Other Holders, on the other hand.

          Section 1.4 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day.

          Section 1.5 Transfer. This Note may be transferred or sold, subject to the provisions of Section 4.8 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.

          Section 1.6 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                                   ARTICLE II

                           EVENTS OF DEFAULT; REMEDIES

          Section 2.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

          (a) the Maker shall fail to make the Principal Installment Amount on a Principal Payment Date and such default is not fully cured within one (1) business day after the occurrence thereof; or

          (b) the failure of the Registration Statement to be declared effective by the Securities and Exchange Commission on or prior to the date which is one hundred eighty (180) days after the date of the initial issuance of this Note (the "Issuance Date"); or

          (c) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or The New York Stock Exchange, Inc. for a period of five
(5) consecutive Trading Days; or

          (d) the Maker's notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8(a) hereof) or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or

          (e) the Maker shall fail to (i) timely deliver the shares of Common Stock upon conversion of the Note, (ii) file the Registration Statement in accordance with the terms of the Registration Rights Agreement or (iii) make the payment of any fees and/or liquidated damages under this Note, the Purchase Agreement or the Registration Rights Agreement, which failure in the case of items (i) and (iii) of this Section 2.1(e) is not remedied within five (5) business days after the incurrence thereof; or

          (f) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days, provided that the Maker has not exercised its rights pursuant to Section 3(n) of the Registration Rights Agreement (which exercise is not an Event of Default hereunder); or

          (g) default shall be made in the performance or observance of (i) any material covenant, condition or agreement contained in this Note (other than as set forth in clause (f) of this Section 2.1) and such default is not fully cured within five (5) business days after the Maker receives notice from the Holder of the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement, the Other Notes, the Registration Rights Agreement or any other Transaction Document which is not covered by any other provisions of this Section 2.1 and such default is not fully cured within five
(5) business days after the Maker receives notice from the Holder of the occurrence thereof; or

          (h) any material representation or warranty made by the Maker herein or in the Purchase Agreement, the Registration Rights Agreement, the Other Notes or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

          (i) the Maker shall (A) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness in excess of $100,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

          (j) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally which is not dismissed within 30 days, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) which is not dismissed within 60 days, (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

          (k) a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i),
(ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or

          (l) the failure of the Maker to instruct its transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within three (3) business days of the Holder's request so long as the Holder has complied with Section 5.1 of the Purchase Agreement; or

          (m) the failure of the Maker to pay any amounts due to the Holder herein or in the Purchase Agreement or the Registration Rights Agreement within three (3) business days of the date such payments are due;

          (n) the occurrence of an Event of Default under the Other Notes or the OID Notes; or

          (o) the failure of the Maker to obtain Stockholder Approval to increase the authorized shares of Common Stock in accordance with Section 3.21 of the Purchase Agreement.

          Section 2.2 Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) pursuant to Section 3.7(a) hereof, declare the entire unpaid principal balance of this Note due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 2.1 (j) or (k), the outstanding principal balance hereunder shall be automatically due and payable and (ii) Sections 2.1 (b)-(i), the Holder may demand the prepayment of this Note pursuant to Section 3.7 hereof, (b) demand that the principal amount of this Note then outstanding shall be converted into shares of Common Stock at a Conversion Price per share calculated pursuant to Sections 3.1 and 3.4 hereof assuming that the date that the Event of Default occurs is the Conversion Date (as defined in Section 3.1 hereof), or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the Registration Rights Agreement or applicable law. Upon the occurrence of an Event of Default, the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Event of the Default until such Event of Default is cured at the rate equal to the lesser of ten percent (10%) and the maximum applicable legal rate per annum. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                  ARTICLE III

                      CONVERSION; ANTIDILUTION; PREPAYMENT

          Section 3.1 Conversion Option.

          (a) At any time on or after the Issuance Date, this Note shall be convertible (in whole or in part), at the option of the Holder (the "Conversion Option"), into such number of fully paid and non-assessable shares of Common Stock (the "Conversion Rate") as is determined by dividing (x) that portion of the outstanding principal balance under this Note as of such date that the Holder elects to convert by (y) the Conversion Price (as defined in Section 3.2(a) hereof) then in effect on the date on which the Holder faxes a notice of conversion (the "Conversion Notice"), duly executed, to the Maker (facsimile number (972) 301-2263, Attn.: Chief Executive Officer) (the "Voluntary Conversion Date"), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.6 below. The Holder shall deliver this Note to the Maker at the address designated in the Purchase Agreement at such time that this Note is fully converted. With respect to partial conversions of this Note, the Maker shall keep written records of the amount of this Note converted as of each Conversion Date.

          (b) On the Mandatory Conversion Date (as defined below), the Maker may cause the principal amount of this Note to convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the principal amount of this Note outstanding on the Mandatory Conversion Date divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date by providing five (5) business days prior written notice of such Mandatory Conversion Date. As used herein, a "Mandatory Conversion Date" shall be a date following the effective date of the Registration Statement in which the Closing Bid Price exceeds two hundred fifty percent (250%) of the Conversion Price for a period of twelve (12) consecutive Trading Days and the average daily trading volume for such twelve (12) consecutive Trading Day period exceeds 750,000 shares of Common Stock; provided, that (A) the Registration

Statement is effective and has been effective, without lapse or suspension of any kind, for a period of thirty (30) consecutive calendar days immediately preceding the Mandatory Conversion Date, (B) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (C) no Event of Default exists and is continuing, (D) the issuance of shares of Common Stock on the Mandatory Conversion Date pursuant to such mandatory conversion does not violate the provisions of Section 3.4 hereof, and
(E) the Maker is not in possession of any material non-public information. Notwithstanding the foregoing to the contrary, the Mandatory Conversion Date shall be extended for as long as a Triggering Event (as defined in Section 3.7(f) hereof) shall have occurred and be continuing. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Note as the "Conversion Date."

          Section 3.2 Conversion Price.

          (a) The term "Conversion Price" shall mean $0.20, subject to adjustment under Section 3.6 hereof.

          (b) Notwithstanding any of the foregoing to the contrary, if during any period (a "Black-out Period"), a Holder is unable to trade any Common Stock issued or issuable upon conversion of this Note immediately due to the postponement of filing or delay or suspension of effectiveness of the Registration Statement or because the Maker has otherwise informed such Holder that an existing prospectus cannot be used at that time in the sale or transfer of such Common Stock (provided that such postponement, delay, suspension or fact that the prospectus cannot be used is not due to factors solely within the control of the Holder of this Note or due to the Maker exercising its rights under Section 3(n) of the Registration Rights Agreement), such Holder shall have the option but not the obligation on any Conversion Date within ten (10) Trading Days following the expiration of the Black-out Period of using the Conversion Price applicable on such Conversion Date or any Conversion Price selected by such Holder that would have been applicable had such Conversion Date been at any earlier time during the Black-out Period or within the ten (10) Trading Days thereafter. In no event shall the Black-out Period have any effect on the Maturity Date of this Note.

          Section 3.3 Mechanics of Conversion.

          (a) Not later than three (3) Trading Days after any Conversion Date, the Maker or its designated transfer agent, as applicable, shall issue and deliver to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. In the alternative, not later than three (3) Trading Days after any Conversion Date, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Note (the "Delivery Date"). Notwithstanding the foregoing to the contrary, the Maker or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder's behalf via DWAC (or certificates free of restrictive legends) if such conversion is in connection with a sale and the Holder has complied with the applicable prospectus delivery requirements (as evidenced by documentation furnished to and reasonably satisfactory to the Maker). If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the Delivery Date, the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Note tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 3.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.

          (b) The Maker understands that a delay in the delivery of the shares of Common Stock upon conversion of this Note beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such shares via DWAC or a certificate or certificates pursuant to this Section hereunder by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such shares are delivered via DWAC or certificates are delivered, together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Notes requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder's right to pursue actual damages for the Maker's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(b) through the date the Conversion Notice is withdrawn.

          (c) In addition to any other rights available to the Holder, if the Maker fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of this Note on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon conversion of this Note which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Maker shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of this Note that the Maker was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Maker timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Maker shall be required to pay the Holder $1,000. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Maker. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker's failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

          Section 3.4 Ownership Cap and Certain Conversion Restrictions.

          (a) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time (including pursuant to the Warrants), the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 4.9% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days notice (pursuant to Section 4.1 hereof) (the "Waiver Notice") that the Holder would like to waive this Section 3.4(a) with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(a) will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

          (b) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock outstanding at such time (including pursuant to the Warrants); provided, however, that upon the Holder providing the Maker with a Waiver Notice that the Holder would like to waive Section 3.4(b) of this Note with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(b) shall be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

          Section 3.5 Intentionally Omitted.

          Section 3.6 Adjustment of Conversion Price.

          (a) The Conversion Price shall be subject to adjustment from time to time as follows:

               (i) Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.6(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

               (ii) Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:

                    (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                    (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

               (iii) Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker which they would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.6(a)(iii) with respect to the rights of the holders of this Note and the Other Notes; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

               (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.6(a)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.6(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

               (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3.6(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.6(a)(iv)), or a merger or consolidation of the Maker with or into another corporation where the holders of outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Maker's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change,
(A) if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange or a national automated quotation system or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange or a national automated quotation system or the OTC Bulletin Board, the Holder shall have the right to demand prepayment pursuant to Section 3.7(b) hereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.6(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3.6(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note and the Other Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable.

               (vi) Adjustments for Issuance of Additional Shares of Common Stock. In the event the Maker, shall, at any time, from time to time, issue or sell any additional shares of common stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 3.6(a) or pursuant to Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date) ("Additional Shares of Common Stock"), at a price per share less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

               (vii) Issuance of Common Stock Equivalents. The provisions of this Section 3.6(a)(vii) shall apply if (a) the Maker, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than the Notes, or (b) any rights or warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the "Common Stock Equivalents") shall be issued or sold. If the price per share for which Additional Shares of Common Stock may be issuable pursuant to any such Common Stock Equivalent shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (vi) of this Section 3.6(a). No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

               (viii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:

                    (1) in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

                    (2) in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Notes, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of the Notes immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Notes. In the event Common Stock is issued with other shares or securities or other assets of the Maker for consideration which covers both, the consideration computed as provided in this

Section 3.6(viii) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Maker.

          (b) Record Date. In case the Maker shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

          (c) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Maker shall not be required to make any adjustment to the Conversion Price in connection with (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or excercisable securities issued or outstanding on or prior to the date hereof or the Notes and Warrants issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the shares of Common Stock issuable upon the exercise of Warrants, (iv) securities issued in connection with strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist on the date hereof, (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement, (vii) Common Stock issued in connection with consulting or advisory services not in excess of 5,000,000 shares, and (viii) the payment of any principal in shares of Common Stock pursuant to this Note or the Other Notes.

          (d) No Impairment. The Maker shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 3.6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event a Holder shall elect to convert any Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or adjoining conversion of all or of said Notes shall have issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder (as liquidated damages) in the event it obtains judgment.

          (e) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Note pursuant to this Section 3.6, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

          (f) Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.

          (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.

          (h) Reservation of Common Stock. Subject to the Company obtaining Stockholder Approval in accordance with Section 3.21 of the Purchase Agreement, the Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; provided that the number of shares of Common Stock so reserved shall at no time be less than one hundred fifty percent (150%) of the number of shares of Common Stock for which this Note is at any time convertible. The Maker shall, from time to time in accordance with the Delaware General Corporation Law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker's obligations under this Section 3.6(h).

          (i) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          Section 3.7 Prepayment.

          (a) Prepayment Upon an Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default described in Sections 2.1(b)-(k) hereof, the Holder shall have the right, at such Holder's option, to require the Maker to prepay in cash all or a portion of this Note at a price equal to one hundred twenty percent (120%) of the aggregate principal amount of this Note applicable at the time of such request. Nothing in this Section 3.7(a) shall limit the Holder's rights under Section 2.2 hereof.

          (b) Prepayment Option Upon Major Transaction. In addition to all other rights of the Holder contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the Holder shall have the right, at the Holder's option, to require the Maker to prepay all or a portion of the Holder's Notes at a price equal to one hundred percent (100%) of the aggregate principal amount of this Note (the "Major Transaction Prepayment Price"); provided that the Maker shall have the sole option to make payment of the Major Transaction Prepayment Price in cash or shares of Common Stock.

          (c) Prepayment Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder's option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred twenty-five percent (125%) of the aggregate principal amount of this Note and (B) in the event at such time the Holder is unable to obtain the benefit of its conversion rights through the conversion of this Note and resale of the shares of Common Stock issuable upon conversion hereof in accordance with the terms of this Note and the other Transaction Documents, the aggregate principal amount of this Note, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the VWAP (as defined below) on (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the "Triggering Event Prepayment Price," and, collectively with the Major Transaction Prepayment Price, the "Prepayment Price"). For purposes hereof, "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or
(iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

          (d) Intentionally Omitted.

          (e) "Major Transaction." A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

               (i) the consolidation, merger or other business combination of the Maker with or into another Person (as defined in Section 4.13 hereof) (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

               (ii) the sale or transfer of more than fifty percent (50%) of the Maker's assets (based on the fair market value as determined in good faith by the Maker's Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or

               (iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

          (f) "Triggering Event." A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

               (i) so long as any Notes are outstanding, the effectiveness of the Registration Statement, after it becomes effective, (i) lapses for any reason (including, without limitation, the issuance of a stop order) or (ii) is unavailable to the Holder for sale of the shares of Common Stock, and such lapse or unavailability continues for a period of twenty (20) consecutive Trading Days, and the shares of Common Stock into which the Holder's Notes can be converted cannot be sold in the public securities market pursuant to Rule 144(k) under the Securities Act, provided that the cause of such lapse or unavailability is not due to factors primarily within the control of the Holder of the Notes; and provided further that a Triggering Event shall not have occurred if and to the extent the Maker exercised its rights set forth in
Section 3(n) of the Registration Rights Agreement;

               (ii) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or The New York Stock Exchange, Inc., for a period of five (5) consecutive Trading Days;

               (iii) the Maker's notice to any holder of the Notes, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8) or its intention not to comply with proper requests for conversion of any Notes into shares of Common Stock; or

               (iv) the Maker's failure to comply with a Conversion Notice tendered in accordance with the provisions of this Note within ten (10) business days after the receipt by the Maker of the Conversion Notice; or

               (v) the Maker deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly traded; or

               (vi) the Maker consummates a "going private" transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Exchange Act; or

               (vii) the Maker breaches any representation, warranty, covenant or other term or condition of the Purchase Agreement, this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of a least ten (10) business days.

          (g) Intentionally Omitted.

          (h) Mechanics of Prepayment at Option of Holder Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to the Holder of this Note. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder's Notes then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon Major Transaction") to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate
(i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.7(b) above.

          (i) Mechanics of Prepayment at Option of Holder Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of the Notes. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Note and the Other Notes then outstanding may require the Maker to prepay all of the Notes on a pro rata basis by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon Triggering Event") to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the amount of the Note that such holder is electing to have prepaid and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 3.7(c) above. A holder shall only be permitted to require the Maker to prepay the Note pursuant to Section 3.7 hereof for the greater of a period of ten (10) days after receipt by such holder of a Notice of Triggering Event or for so long as such Triggering Event is continuing.

          (j) Payment of Prepayment Price. Upon the Maker's receipt of a Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker's receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder's certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to Section 3.7(i), to such holder within five (5) business days after the Maker's receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to Section 3.7(h), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder's original Note shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder's pro-rata amount (based on the number of Notes held by such holder relative to the number of Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the "Void Optional Prepayment Option") to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section 3.7 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the "Void Optional Prepayment Notice"). Upon the Maker's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid, (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this Section 3.7(j) and for which the applicable Prepayment Price has not been paid and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Prepayment of Option of Holder Upon Major Transaction or the Notice(s) of Prepayment at Option of Holder Upon Triggering Event, as the case may be, is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3.7 shall have priority to payments to other stockholders in connection with a Major Transaction.

          (k) Intentionally Omitted.

          Section 3.8 Inability to Fully Convert.

          (a) Holder's Option if Maker Cannot Fully Convert. Subject to Section
3.21 of the Purchase Agreement, if, upon the Maker's receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Maker (w) does not have a sufficient number of shares of Common Stock authorized and available, (x) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice or (y) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder's Conversion Notice and, with respect to the unconverted portion of this Note, the Holder, solely at Holder's option, can elect to:

               (i) require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Stock in accordance with the Holder's Conversion Notice (the "Mandatory Prepayment") at a price per share equal to the Triggering Event Prepayment Price as of such Conversion Date (the "Mandatory Prepayment Price");

               (ii) if the Maker's inability to fully convert is pursuant to
Section 3.8(a)(x) above, require the Maker to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice;

               (iii) void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice);

               (iv) exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 3.3(c) of this Note.

In the event a Holder shall elect to convert any portion of its Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or adjoining conversion of all or of said Notes shall have been issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to 130% of the principal amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

          (b) Mechanics of Fulfilling Holder's Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.8(a) above, a notice of the Maker's inability to fully satisfy the Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder's Conversion Notice, (ii) the amount of this Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.8(a) above by delivering written notice via facsimile to the Maker ("Notice in Response to Inability to Convert").

          (c) Payment of Prepayment Price. If the Holder shall elect to have its Notes prepaid pursuant to Section 3.8(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within thirty (30) days of the Maker's receipt of the Holder's Notice in Response to Inability to Convert, provided that prior to the Maker's receipt of the Holder's Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is one (1) business day following the Maker's receipt of the Holder's Notice in Response to Inability to Convert (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Note, and
(iii) require that the Conversion Price of such returned Note be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.

          (d) Pro-rata Conversion and Prepayment. In the event the Maker receives a Conversion Notice from more than one holder of the Notes on the same day and the Maker can convert and prepay some, but not all, of the Notes pursuant to this Section 3.8, the Maker shall convert and prepay from each holder of the Notes electing to have its Notes converted and prepaid at such time an amount equal to such holder's pro-rata amount (based on the principal amount of the Notes held by such holder relative to the principal amount of the Notes outstanding) of all the Notes being converted and prepaid at such time.

          Section 3.9 No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.

                                   ARTICLE IV

                                  MISCELLANEOUS

          Section 4.1 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least ten (10) days prior to the date on which the Maker takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up provided, notwithstanding the foregoing in no event shall such notice be provided to such holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least ten (10) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place provided, notwithstanding the foregoing in no event shall such notice be provided to the Holder prior to such information being made known to the public. The Maker shall promptly notify the Holder of this Note of any notices sent or received, or any actions taken with respect to the Other Notes.

          Section 4.2 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

          Section 4.3 Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

          Section 4.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

          Section 4.5 Enforcement Expenses. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

          Section 4.6 Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

          Section 4.7 Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

          Section 4.8 Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

          "THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS."

          Section 4.9 Consent to Jurisdiction. Each of the Maker and the Holder
(i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.9 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

          Section 4.10 Parties in Interest. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

          Section 4.11 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          Section 4.12 Maker Waivers. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

          (a) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

          (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

          Section 4.13 Definitions. For the purposes hereof, the following terms shall have the following meanings:

          "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                                        REMOTE DYNAMICS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                WIRE INSTRUCTIONS

Payee: ________________________________________________________

Bank: _________________________________________________________

Address: ______________________________________________________

         ______________________________________________________

Bank No.: _____________________________________________________

Account No.: __________________________________________________

Account Name: _________________________________________________

                                     FORM OF

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Note No. ___ into shares of Common Stock of Remote Dynamics, Inc. (the "Maker") according to the conditions hereof, as of the date written below.

Date of Conversion _________________________________________________________

Applicable Conversion Price __________________________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _________________________


Signature
          --------------------------------------------------
          [Name]

Address:
         ---------------------------------------------------

         ---------------------------------------------------

                                   EXHIBIT B-2
                 FORM OF ORIGINAL ISSUE DISCOUNT SERIES A NOTE

                                                                  EXECUTION COPY

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                              REMOTE DYNAMICS, INC.

   Original Issue Discount Series A Senior Secured Convertible Promissory Note
                              due February __, 2008

No. ZCN-A-06-__                                                     $___________
Dated: February __, 2006

     For value received, Remote Dynamics, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to the order of _______________________ (together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of ________________________ ($______________), together with interest thereon. Concurrently with the issuance of this Note, the Maker is issuing separate series A senior secured convertible promissory notes and separate original issue discount series A senior secured convertible promissory notes (the "Other Notes") to separate purchasers (the "Other Holders") pursuant to the Purchase Agreement (as defined in Section 1.1 hereof).

     All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on February __, 2008 (the "Maturity Date") or at such earlier time as provided herein.

                                    ARTICLE I

          Section 1.1 Purchase Agreement. This Note has been executed and delivered pursuant to the Note and Warrant Purchase Agreement dated as of February __, 2006 (the "Purchase Agreement") by and among the Maker and the purchasers listed therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

          Section 1.2 Payment of Principal.

          (a) Commencing on September __, 2006 [the first business day of the seventh (7th) month following the Issuance Date (as defined in Section 2.1(b))] and continuing thereafter on the first business day of each month (a "Principal Payment Date"), the Maker shall pay an amount to the Holder equal to 1/18th of the original principal amount of this Note (the "Principal Installment Amount"); provided, however, if on any Principal Payment Date, the outstanding principal amount of this Note is less than the Principal Installment Amount, then the Maker shall pay to the Holder such lesser amount. The Maker may pay such Principal Installment Amount in cash or registered shares of the Maker's common stock, par value $.01 per share (the "Common Stock"). If the Maker elects to pay the Principal Installment Amount in cash such amount shall be wired in immediately available funds on the Principal Payment Date; provided, however, that if the Holder has delivered a Conversion Notice to the Maker or delivers a Conversion Notice prior to the Principal Payment Date, the Holder shall indicate in such Conversion Notice whether the principal amount of this Note to be so converted shall be applied against the final Principal Installment Amount or some other Principal Installment Amount. The Maker shall provide irrevocable written notice to the Holder of the form of payment of the Principal Installment Amount at least twenty (20) days prior to the first day of each month for which a Principal Installment Amount is required to be made by the Maker.

          (b) If the Maker elects to pay the Principal Installment Amount in registered shares of Common Stock, the number of registered shares of Common Stock to be issued to the Holder shall be an amount equal to the Principal Installment Amount divided by eighty percent (80%) of the average of the Closing Bid Price (as defined in Section 1.2(c) hereof) for the ten (10) Trading Days immediately preceding the Principal Payment Date; provided, however, that if the Holder has delivered a Conversion Notice to the Maker or delivers a Conversion Notice prior to the Principal Payment Date, the Holder shall indicate in such Conversion Notice whether the principal amount of this Note to be so converted shall be applied against the final Principal Installment Amount or some other Principal Installment Amount. Notwithstanding the foregoing to the contrary, the Maker may elect to pay the Principal Installment Amount in registered shares of Common Stock on any Principal Payment Date only if (A) the registration statement providing for the resale of the shares of Common Stock issuable upon conversion of this Note (the "Registration Statement") is effective and has been effective, without lapse or suspension of any kind, for a period of twenty (20) consecutive calendar days, (B) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (C) no Event of Default exists and is continuing, and (D) the issuance of shares of Common Stock on the Principal Payment Date does not violate the provisions of Section
3.4 hereof.

          (c) The term "Closing Bid Price" shall mean, on any particular date
(i) the last trading price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the last trading price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last trading price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (iv) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Holder and reasonably acceptable to the Maker.

          Section 1.3 Security Agreement. The obligations of the Maker hereunder are secured by a continuing security interest in certain assets of the Maker pursuant to the terms of a security agreement dated as of February __, 2006 by and among the Maker, on the one hand, and the Holder and the Other Holders, on the other hand.

          Section 1.4 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day.

          Section 1.5 Transfer. This Note may be transferred or sold, subject to the provisions of Section 4.8 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.

          Section 1.6 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                                   ARTICLE II

                           EVENTS OF DEFAULT; REMEDIES

          Section 2.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

          (a) the Maker shall fail to make the Principal Installment Amount on a Principal Payment Date and such default is not fully cured within one (1) business day after the occurrence thereof; or

          (b) the failure of the Registration Statement to be declared effective by the Securities and Exchange Commission on or prior to the date which is one hundred eighty (180) days after the date of the initial issuance of this Note (the "Issuance Date"); or

          (c) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or The New York Stock Exchange, Inc. for a period of five
(5) consecutive Trading Days; or

          (d) the Maker's notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8(a) hereof) or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or

          (e) the Maker shall fail to (i) timely deliver the shares of Common Stock upon conversion of the Note, (ii) file the Registration Statement in accordance with the terms of the Registration Rights Agreement or (iii) make the payment of any fees and/or liquidated damages under this Note, the Purchase Agreement or the Registration Rights Agreement, which failure in the case of items (i) and (iii) of this Section 2.1(e) is not remedied within five (5) business days after the incurrence thereof; or

          (f) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days, provided that the Maker has not exercised its rights pursuant to Section 3(n) of the Registration Rights Agreement (which exercise is not an Event of Default hereunder); or

          (g) default shall be made in the performance or observance of (i) any material covenant, condition or agreement contained in this Note (other than as set forth in clause (f) of this Section 2.1) and such default is not fully cured within five (5) business days after the Maker receives notice from the Holder of the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement, the Other Notes, the Registration Rights Agreement or any other Transaction Document which is not covered by any other provisions of this Section 2.1 and such default is not fully cured within five
(5) business days after the Maker receives notice from the Holder of the occurrence thereof; or

          (h) any material representation or warranty made by the Maker herein or in the Purchase Agreement, the Registration Rights Agreement, the Other Notes or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

          (i) the Maker shall (A) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness in excess of $100,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

          (j) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally which is not dismissed within 30 days, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) which is not dismissed within 60 days, (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

          (k) a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i),
(ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or

          (l) the failure of the Maker to instruct its transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within three (3) business days of the Holder's request so long as the Holder has complied with Section 5.1 of the Purchase Agreement; or

          (m) the failure of the Maker to pay any amounts due to the Holder herein or in the Purchase Agreement or the Registration Rights Agreement within three (3) business days of the date such payments are due;

          (n) the occurrence of an Event of Default under the Other Notes; or

          (o) the failure of the Maker to obtain Stockholder Approval to increase the authorized shares of Common Stock in accordance with Section 3.21 of the Purchase Agreement.

          Section 2.2 Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) pursuant to Section 3.7(a) hereof, declare the entire unpaid principal balance of this Note due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 2.1 (j) or (k), the outstanding principal balance hereunder shall be automatically due and payable and (ii) Sections 2.1 (b)-(i), the Holder may demand the prepayment of this Note pursuant to Section 3.7 hereof, (b) demand that the principal amount of this Note then outstanding shall be converted into shares of Common Stock at a Conversion Price per share calculated pursuant to Sections 3.1 and 3.4 hereof assuming that the date that the Event of Default occurs is the Conversion Date (as defined in Section 3.1 hereof), or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the Registration Rights Agreement or applicable law. Upon the occurrence of an Event of Default, the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Event of the Default until such Event of Default is cured at the rate equal to the lesser of ten percent (10%) and the maximum applicable legal rate per annum. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                   ARTICLE III

                      CONVERSION; ANTIDILUTION; PREPAYMENT

          Section 3.1 Conversion Option.

          (a) At any time on or after the Issuance Date, this Note shall be convertible (in whole or in part), at the option of the Holder (the "Conversion Option"), into such number of fully paid and non-assessable shares of Common Stock (the "Conversion Rate") as is determined by dividing (x) that portion of the outstanding principal balance under this Note as of such date that the Holder elects to convert by (y) the Conversion Price (as defined in Section 3.2(a) hereof) then in effect on the date on which the Holder faxes a notice of conversion (the "Conversion Notice"), duly executed, to the Maker (facsimile number (972) 301-2263, Attn.: Chief Executive Officer) (the "Voluntary Conversion Date"), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.6 below. The Holder shall deliver this Note to the Maker at the address designated in the Purchase Agreement at such time that this Note is fully converted. With respect to partial conversions of this Note, the Maker shall keep written records of the amount of this Note converted as of each Conversion Date.

          (b) On the Mandatory Conversion Date (as defined below), the Maker may cause the principal amount of this Note to convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the principal amount of this Note outstanding on the Mandatory Conversion Date divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date by providing five (5) business days prior written notice of such Mandatory Conversion Date. As used herein, a "Mandatory Conversion Date" shall be a date following the effective date of the Registration Statement in which the Closing Bid Price exceeds two hundred fifty percent (250%) of the Conversion Price for a period of twelve (12) consecutive Trading Days and the average daily trading volume for such twelve (12) consecutive Trading Day period exceeds 750,000 shares of Common Stock; provided, that (A) the Registration Statement is effective and has been effective, without lapse or suspension of any kind, for a period of thirty (30) consecutive calendar days immediately preceding the Mandatory

Conversion Date, (B) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (C) no Event of Default exists and is continuing, (D) the issuance of shares of Common Stock on the Mandatory Conversion Date pursuant to such mandatory conversion does not violate the provisions of Section 3.4 hereof, and (E) the Maker is not in possession of any material non-public information. Notwithstanding the foregoing to the contrary, the Mandatory Conversion Date shall be extended for as long as a Triggering Event (as defined in Section 3.7(f) hereof) shall have occurred and be continuing. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to in this Note as the "Conversion Date."

          Section 3.2 Conversion Price.

          (a) The term "Conversion Price" shall mean $0.20, subject to adjustment under Section 3.6 hereof.

          (b) Notwithstanding any of the foregoing to the contrary, if during any period (a "Black-out Period"), a Holder is unable to trade any Common Stock issued or issuable upon conversion of this Note immediately due to the postponement of filing or delay or suspension of effectiveness of the Registration Statement or because the Maker has otherwise informed such Holder that an existing prospectus cannot be used at that time in the sale or transfer of such Common Stock (provided that such postponement, delay, suspension or fact that the prospectus cannot be used is not due to factors solely within the control of the Holder of this Note or due to the Maker exercising its rights under Section 3(n) of the Registration Rights Agreement), such Holder shall have the option but not the obligation on any Conversion Date within ten (10) Trading Days following the expiration of the Black-out Period of using the Conversion Price applicable on such Conversion Date or any Conversion Price selected by such Holder that would have been applicable had such Conversion Date been at any earlier time during the Black-out Period or within the ten (10) Trading Days thereafter. In no event shall the Black-out Period have any effect on the Maturity Date of this Note.

          Section 3.3 Mechanics of Conversion.

          (a) Not later than three (3) Trading Days after any Conversion Date, the Maker or its designated transfer agent, as applicable, shall issue and deliver to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. In the alternative, not later than three (3) Trading Days after any Conversion Date, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Note (the "Delivery Date"). Notwithstanding the foregoing to the contrary, the Maker or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder's behalf via DWAC (or certificates free of restrictive legends) if such conversion is in connection with a sale and the Holder has complied with the applicable prospectus delivery requirements (as evidenced by documentation furnished to and reasonably satisfactory to the Maker). If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the Delivery Date, the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Note tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 3.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.

          (b) The Maker understands that a delay in the delivery of the shares of Common Stock upon conversion of this Note beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such shares via DWAC or a certificate or certificates pursuant to this Section hereunder by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such shares are delivered via DWAC or certificates are delivered, together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Notes requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder's right to pursue actual damages for the Maker's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(b) through the date the Conversion Notice is withdrawn.

          (c) In addition to any other rights available to the Holder, if the Maker fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of this Note on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon conversion of this Note which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Maker shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of this Note that the Maker was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Maker timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Maker shall be required to pay the Holder $1,000. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Maker. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker's failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

          Section 3.4 Ownership Cap and Certain Conversion Restrictions.

          (a) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time (including pursuant to the Warrants), the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 4.9% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days notice (pursuant to Section 4.1 hereof) (the "Waiver Notice") that the Holder would like to waive this Section 3.4(a) with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(a) will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

          (b) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock outstanding at such time (including pursuant to the Warrants); provided, however, that upon the Holder providing the Maker with a Waiver Notice that the Holder would like to waive Section 3.4(b) of this Note with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(b) shall be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

          Section 3.5 Intentionally Omitted.

          Section 3.6 Adjustment of Conversion Price.

          (a) The Conversion Price shall be subject to adjustment from time to time as follows:

               (i) Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.6(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

               (ii) Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:

                    (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                    (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

               (iii) Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker which they would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.6(a)(iii) with respect to the rights of the holders of this Note and the Other Notes; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

               (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.6(a)(i),
(ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.6(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this
Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

               (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3.6(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.6(a)(iv)), or a merger or consolidation of the Maker with or into another corporation where the holders of outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Maker's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change,
(A) if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange or a national automated quotation system or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange or a national automated quotation system or the OTC Bulletin Board, the Holder shall have the right to demand prepayment pursuant to Section 3.7(b) hereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.6(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3.6(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note and the Other Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable.

               (vi) Adjustments for Issuance of Additional Shares of Common Stock. In the event the Maker, shall, at any time, from time to time, issue or sell any additional shares of common stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 3.6(a) or pursuant to Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date) ("Additional Shares of Common Stock"), at a price per share less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

               (vii) Issuance of Common Stock Equivalents. The provisions of this Section 3.6(a)(vii) shall apply if (a) the Maker, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock

("Convertible Securities"), other than the Notes, or (b) any rights or warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the "Common Stock Equivalents") shall be issued or sold. If the price per share for which Additional Shares of Common Stock may be issuable pursuant to any such Common Stock Equivalent shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (vi) of this Section 3.6(a). No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

               (viii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:

                    (1) in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

                    (2) in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Notes, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of the Notes immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Notes. In the event Common Stock is issued with other shares or securities or other assets of the Maker for consideration which covers both, the consideration computed as provided in this Section 3.6(viii) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Maker.

          (b) Record Date. In case the Maker shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

          (c) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Maker shall not be required to make any adjustment to the Conversion Price in connection with (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or excercisable securities issued or outstanding on or prior to the date hereof or the Notes and Warrants issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the shares of Common Stock issuable upon the exercise of Warrants, (iv) securities issued in connection with strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist on the date hereof, (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement, (vii) Common Stock issued in connection with consulting or advisory services not in excess of 5,000,000 shares and (viii) the payment of any principal in shares of Common Stock pursuant to this Note or the Other Notes.

          (d) No Impairment. The Maker shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 3.6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event a Holder shall elect to convert any Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or adjoining conversion of all or of said Notes shall have issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder (as liquidated damages) in the event it obtains judgment.

          (e) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Note pursuant to this Section 3.6, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

          (f) Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.

          (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.

          (h) Reservation of Common Stock. Subject to the Company obtaining Stockholder Approval in accordance with Section 3.21 of the Purchase Agreement, the Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; provided that the number of shares of Common Stock so reserved shall at no time be less than one hundred fifty percent (150%) of the number of shares of Common Stock for which this Note is at any time convertible. The Maker shall, from time to time in accordance with the Delaware General Corporation Law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker's obligations under this Section 3.6(h).

          (i) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          Section 3.7 Prepayment.

          (a) Prepayment Upon an Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default described in Sections 2.1(b)-(k) hereof, the Holder shall have the right, at such Holder's option, to require the Maker to prepay in cash all or a portion of this Note at a price equal to one hundred twenty percent (120%) of the aggregate principal amount of this Note applicable at the time of such request. Nothing in this Section 3.7(a) shall limit the Holder's rights under Section 2.2 hereof.

          (b) Prepayment Option Upon Major Transaction. In addition to all other rights of the Holder contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the Holder shall have the right, at the Holder's option, to require the Maker to prepay all or a portion of the Holder's Notes at a price equal to one hundred percent (100%) of the aggregate principal amount of this Note (the "Major Transaction Prepayment Price"); provided that the Maker shall have the sole option to make payment of the Major Transaction Prepayment Price in cash or shares of Common Stock.

          (c) Prepayment Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder's option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred twenty-five percent (125%) of the aggregate principal amount of this Note and (B) in the event at such time the Holder is unable to obtain the benefit of its conversion rights through the conversion of this Note and resale of the shares of Common Stock issuable upon conversion hereof in accordance with the terms of this Note and the other Transaction Documents, the aggregate principal amount of this Note, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the VWAP (as defined below) on (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the "Triggering Event Prepayment Price," and, collectively with the Major Transaction Prepayment Price, the "Prepayment Price"). For purposes hereof, "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or
(iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

          (d) Intentionally Omitted.

          (e) "Major Transaction." A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

               (i) the consolidation, merger or other business combination of the Maker with or into another Person (as defined in Section 4.13 hereof) (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

               (ii) the sale or transfer of more than fifty percent (50%) of the Maker's assets (based on the fair market value as determined in good faith by the Maker's Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or

               (iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

          (f) "Triggering Event." A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

               (i) so long as any Notes are outstanding, the effectiveness of the Registration Statement, after it becomes effective, (i) lapses for any reason (including, without limitation, the issuance of a stop order) or (ii) is unavailable to the Holder for sale of the shares of Common Stock, and such lapse or unavailability continues for a period of twenty (20) consecutive Trading Days, and the shares of Common Stock into which the Holder's Notes can be converted cannot be sold in the public securities market pursuant to Rule 144(k) under the Securities Act, provided that the cause of such lapse or unavailability is not due to factors primarily within the control of the Holder of the Notes; and provided further that a Triggering Event shall not have occurred if and to the extent the Maker exercised its rights set forth in
Section 3(n) of the Registration Rights Agreement;

               (ii) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or The New York Stock Exchange, Inc., for a period of five (5) consecutive Trading Days;

               (iii) the Maker's notice to any holder of the Notes, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8) or its intention not to comply with proper requests for conversion of any Notes into shares of Common Stock; or

               (iv) the Maker's failure to comply with a Conversion Notice tendered in accordance with the provisions of this Note within ten (10) business days after the receipt by the Maker of the Conversion Notice; or

               (v) the Maker deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly traded; or

               (vi) the Maker consummates a "going private" transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Exchange Act; or

               (vii) the Maker breaches any representation, warranty, covenant or other term or condition of the Purchase Agreement, this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of a least ten (10) business days.

          (g) Intentionally Omitted.

          (h) Mechanics of Prepayment at Option of Holder Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to the Holder of this Note. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder's Notes then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon Major Transaction") to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate
(i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.7(b) above.

          (i) Mechanics of Prepayment at Option of Holder Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of the Notes. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Note and the Other Notes then outstanding may require the Maker to prepay all of the Notes on a pro rata basis by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon Triggering Event") to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the amount of the Note that such holder is electing to have prepaid and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 3.7(c) above. A holder shall only be permitted to require the Maker to prepay the Note pursuant to Section 3.7 hereof for the greater of a period of ten (10) days after receipt by such holder of a Notice of Triggering Event or for so long as such Triggering Event is continuing.

          (j) Payment of Prepayment Price. Upon the Maker's receipt of a Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker's receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder's certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to Section 3.7(i), to such holder within five (5) business days after the Maker's receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to Section 3.7(h), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder's original Note shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder's pro-rata amount (based on the number of Notes held by such holder relative to the number of Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the "Void Optional Prepayment Option") to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section 3.7 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the "Void Optional Prepayment Notice"). Upon the Maker's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid, (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this Section 3.7(j) and for which the applicable Prepayment Price has not been paid and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Prepayment of Option of Holder Upon Major Transaction or the Notice(s) of Prepayment at Option of Holder Upon Triggering Event, as the case may be, is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3.7 shall have priority to payments to other stockholders in connection with a Major Transaction.

          (k) Intentionally Omitted.

          Section 3.8 Inability to Fully Convert.

          (a) Holder's Option if Maker Cannot Fully Convert. Subject to Section
3.21 of the Purchase Agreement, if, upon the Maker's receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Maker (w) does not have a sufficient number of shares of Common Stock authorized and available, (x) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice or (y) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder's Conversion Notice and, with respect to the unconverted portion of this Note, the Holder, solely at Holder's option, can elect to:

               (i) require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Stock in accordance with the Holder's Conversion Notice (the "Mandatory Prepayment") at a price per share equal to the Triggering Event Prepayment Price as of such Conversion Date (the "Mandatory Prepayment Price");

               (ii) if the Maker's inability to fully convert is pursuant to
Section 3.8(a)(x) above, require the Maker to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice;

               (iii) void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice);

               (iv) exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 3.3(c) of this Note.

In the event a Holder shall elect to convert any portion of its Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or adjoining conversion of all or of said Notes shall have been issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to 130% of the principal amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

          (b) Mechanics of Fulfilling Holder's Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.8(a) above, a notice of the Maker's inability to fully satisfy the Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder's Conversion Notice, (ii) the amount of this Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.8(a) above by delivering written notice via facsimile to the Maker ("Notice in Response to Inability to Convert").

          (c) Payment of Prepayment Price. If the Holder shall elect to have its Notes prepaid pursuant to Section 3.8(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within thirty (30) days of the Maker's receipt of the Holder's Notice in Response to Inability to Convert, provided that prior to the Maker's receipt of the Holder's Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is one (1) business day following the Maker's receipt of the Holder's Notice in Response to Inability to Convert (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Note, and
(iii) require that the Conversion Price of such returned Note be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.

          (d) Pro-rata Conversion and Prepayment. In the event the Maker receives a Conversion Notice from more than one holder of the Notes on the same day and the Maker can convert and prepay some, but not all, of the Notes pursuant to this Section 3.8, the Maker shall convert and prepay from each holder of the Notes electing to have its Notes converted and prepaid at such time an amount equal to such holder's pro-rata amount (based on the principal amount of the Notes held by such holder relative to the principal amount of the Notes outstanding) of all the Notes being converted and prepaid at such time.

          Section 3.9 No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.

                                   ARTICLE IV

                                  MISCELLANEOUS

          Section 4.1 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least ten (10) days prior to the date on which the Maker takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up provided, notwithstanding the foregoing in no event shall such notice be provided to such holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least ten (10) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place provided, notwithstanding the foregoing in no event shall such notice be provided to the Holder prior to such information being made known to the public. The Maker shall promptly notify the Holder of this Note of any notices sent or received, or any actions taken with respect to the Other Notes.

          Section 4.2 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

          Section 4.3 Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

          Section 4.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

          Section 4.5 Enforcement Expenses. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

          Section 4.6 Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

          Section 4.7 Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

          Section 4.8 Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

          "THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS."

          Section 4.9 Consent to Jurisdiction. Each of the Maker and the Holder
(i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.9 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

          Section 4.10 Parties in Interest. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

          Section 4.11 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          Section 4.12 Maker Waivers. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

          (a) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

          (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

          Section 4.13 Definitions. For the purposes hereof, the following terms shall have the following meanings:

          "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                                        REMOTE DYNAMICS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                WIRE INSTRUCTIONS

Payee: ________________________________________________________

Bank: _________________________________________________________

Address: ______________________________________________________

         ______________________________________________________

Bank No.: _____________________________________________________

Account No.: __________________________________________________

Account Name: _________________________________________________

                                     FORM OF

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into shares of Common Stock of Remote Dynamics, Inc. (the "Maker") according to the conditions hereof, as of the date written below.

Date of Conversion _____________________________________________________________

Applicable Conversion Price ____________________________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _______________________________________

Signature ______________________________________________________________________
          [Name]

Address: _______________________________________________________________________

         _______________________________________________________________________

                                                                  EXECUTION COPY

                                   EXHIBIT C-1
                                     FORM OF
                               SERIES A-7 WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                         SERIES A-7 WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                              REMOTE DYNAMICS, INC.


                            Expires February __, 2013

No.: W-A-7-06- __                                  Number of Shares: ___________
Date of Issuance: February __, 2006


         FOR VALUE RECEIVED, the undersigned, Remote Dynamics, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _____________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to __________________________ (_____________) shares (subject to adjustment as hereinafter provided) of the Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

         1. Term. The term of this Warrant shall commence on February __, 2006 and shall expire at 5:00 p.m., eastern time, on February __, 2013 (such period being the "Term").

         2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this
Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

         (c) Cashless Exercise. Notwithstanding any provisions herein to the contrary and commencing one (1) year following the Original Issue Date if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) or not effective at any time during the Effectiveness Period (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

             X = Y -  (A)(Y)
                      ------
                         B

Where        X =      the number of shares of Common Stock to be issued to the
                      Holder.

             Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

             A =      the Warrant Price.

             B =      the Per Share Market Value of one share of Common Stock.

         (d) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof,
(i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery Date") or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (e) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

         (f) Transferability of Warrant. Subject to Section 2(h), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

         (g) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         (h) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required (which may include an opinion of counsel provided by the Issuer), or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (which may include an opinion of counsel provided by the Issuer); and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto (which may include an opinion of counsel provided by the Issuer). The Issuer will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, provided the Issuer's transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

         (i) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Issuer. Subject to obtaining Stockholder Approval (as defined in the Purchase Agreement) in accordance with Section 3.21 of the Purchase Agreement, the Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a number of shares of Common Stock equal to at least one hundred twenty percent (120%) of the aggregate number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will use its reasonable best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) created by the Issuer upon the exercise of this Warrant, and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         4. Adjustment of Warrant Price. The price at which such shares of Warrant Stock may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section
         4. Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount equal to the value of this Warrant according to the Black-Scholes formula.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary and so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, a Triggering Event shall not be deemed to have occurred if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this

         Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                  (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                           (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                           (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                           (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                           (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                           (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d) Issuance of Additional Shares of Common Stock. In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections
(b) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such Additional Shares of Common Stock.

         (e) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

         (f) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. Such determination of the fair value of such consideration shall be made by an Independent Appraiser. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

                  (ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

                  (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (g) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (h) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder, provided that the Issuer shall have ten
(10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder and, in the case of an objection by the Issuer, the costs and expenses of the subsequent accounting firm shall be paid in full by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Ownership Cap and Certain Exercise Restrictions. (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

                  (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with a Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

         8. Call. Notwithstanding anything herein to the contrary, the Issuer may at any time following the Original Issue Date call up to one hundred percent (100%) of this Warrant then still outstanding by providing the Holder of this Warrant written notice pursuant to Section 13 (the "Call Notice"); provided, that, in connection with any call by the Issuer under this Section 8, (A) the Per Share Market Value of the Common Stock has been greater than $1.00 per share for a period of ten (10) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a "Call Notice Period") and the average daily trading volume during the Call Notice Period exceeds 500,000 shares of Common Stock; (B) a registration statement under the Securities Act providing for the resale of the Warrant Stock and the shares of Common Stock issuable upon conversion of the Notes (the "Registration Statement") is then in effect and has been effective, without lapse or suspension of any kind, for a period of sixty (60) consecutive calendar days, (C) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (D) the Issuer is in material compliance with the terms and conditions of this Warrant and (E) the Issuer is not in possession of any material non-public information; provided, further, that the Registration Statement must be effective from the date of delivery of the Call Notice until the date which is the later of (i) the date the Holder exercises the Warrant pursuant to the Call Notice and (ii) the 20th day after the Holder receives the Call Notice (the "Early Termination Date"). The rights and privileges granted pursuant to this Warrant with respect to the shares of Warrant Stock subject to the Call Notice (the "Called Warrant Shares") shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (i) $.001 per Called Warrant Share and (ii) a new Warrant representing the number of shares of Warrant Stock, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate. Notwithstanding anything in the foregoing to the contrary, if the Holder may not exercise this Warrant as a result of the restrictions contained in Section 7 hereof, the Call Notice shall be deemed null and void and shall not be deemed effective until the date that the Holder may exercise this Warrant in accordance with Section 7 hereof.

         9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to the Purchase Agreement, (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist on the Original Issue Date, (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement, (vii) Common Stock issued in connection with consulting or advisory services not in excess of 5,000,000 shares, and (viii) the payment of any principal in shares of Common Stock pursuant to the Notes.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Remote Dynamics, Inc., a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock then issuable under the outstanding Warrants at that time.

                  "Notes" means the series A senior secured convertible promissory notes issued by the Issuer to the Purchasers pursuant to the Purchase Agreement.

                  "Original Issue Date" means February __, 2006.

                  "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

                  "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Outstanding Common Stock" means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

                  "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the VWAP, or (b) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of February __, 2006, among the Issuer and the Purchasers.

                  "Purchasers" means the purchasers of the Notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter "pink sheets' market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the five (5) Trading Days preceding the date of determination; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

                  "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" initially means $0.40, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         10. Other Notices. In case at any time:

                                    (A)      the Issuer shall make any
                                             distributions to the holders of
                                             Common Stock; or

                                    (B)      the Issuer shall authorize the
                                             granting to all holders of its
                                             Common Stock of rights to subscribe
                                             for or purchase any shares of
                                             Capital Stock of any class or other
                                             rights; or

                                    (C)      there shall be any reclassification
                                             of the Capital Stock of the Issuer;
                                             or

                                    (D)      there shall be any capital
                                             reorganization by the Issuer; or

                                    (E)      there shall be any (i)
                                             consolidation or merger involving
                                             the Issuer or (ii) sale, transfer
                                             or other disposition of all or
                                             substantially all of the Issuer's
                                             property, assets or business
                                             (except a merger or other
                                             reorganization in which the Issuer
                                             shall be the surviving corporation
                                             and its shares of Capital Stock
                                             shall continue to be outstanding
                                             and unchanged and except a
                                             consolidation, merger, sale,
                                             transfer or other disposition
                                             involving a wholly-owned
                                             Subsidiary); or

                                    (F)      there shall be a voluntary or
                                             involuntary dissolution,
                                             liquidation or winding-up of the
                                             Issuer or any partial liquidation
                                             of the Issuer or distribution to
                                             holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given no sooner than fifteen (15) days and not later than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

         12. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 12 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

         13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by overnight delivery by a nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:


                                    Remote Dynamics, Inc.
                                    1155 Kas Drive, Suite 100
                                    Richardson, Texas 75081
                                    Attention: Chief Executive Officer
                                    Tel. No.: (972) 301-2000
                                    Fax No.: (972) 301-2263

with copies (which copies
shall not constitute notice
to the Issuer) to:                  Locke Liddell & Sapp LLP
                                    2200 Ross Avenue, Suite 2200
                                    Dallas, Texas 75201
                                    Attention:  Stephen L. Sapp
                                    Tel. No.: (214) 740-8570
                                    Fax No.: (214) 740-8800

Copies of notices to the Holder shall be sent to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention:
Christopher S. Auguste, Tel. No.: (212) 715-9100, Fax. No.: (212) 715-8000. Any
party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         14. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant may not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Issuer has executed this Series A-7 Warrant as of the day and year first above written.


                                         REMOTE DYNAMICS, INC.



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                  EXERCISE FORM
                               SERIES A-7 WARRANT

                             REMOTE DYNAMICS, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Remote Dynamics, Inc. covered by the within Warrant.

Dated:                                      Signature
       -----------------                               -------------------------

                                            Address
                                                       -------------------

                                                       -------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: ________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:                                      Signature
       -----------------                               -------------------------

                                            Address
                                                       -------------------

                                                       -------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:                                      Signature
       -----------------                               -------------------------

                                            Address
                                                       -------------------

                                                       -------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                                                  EXECUTION COPY

                                   EXHIBIT C-2
                                     FORM OF
                               SERIES B-4 WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                         SERIES B-4 WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                              REMOTE DYNAMICS, INC.

                            Expires February __, 2010

No.: W-B-4-06- __                                  Number of Shares: ___________
Date of Issuance: February __, 2006


         FOR VALUE RECEIVED, the undersigned, Remote Dynamics, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _____________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to __________________________ (_____________) shares (subject to adjustment as hereinafter provided) of the Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

         1. Term. The term of this Warrant shall commence on February __, 2006 and shall expire at 5:00 p.m., eastern time, on the date that is four (4) years following the effective date of the registration statement (the "Registration Statement") under the Securities Act providing for the resale of the Warrant Stock and the shares of Common Stock issuable upon conversion of the Notes (such period being the "Term").

         2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this
Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

         (c) Cashless Exercise. Notwithstanding any provisions herein to the contrary and commencing one (1) year following the Original Issue Date if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) or not effective at any time during the Effectiveness Period (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

             X = Y -  (A)(Y)
                      ------
                        B

Where        X =      the number of shares of Common Stock to be issued to the
                      Holder.

             Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

             A =      the Warrant Price.

             B =      the Per Share Market Value of one share of Common Stock.

         (d) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof,
(i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery Date") or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (e) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

         (f) Transferability of Warrant. Subject to Section 2(h), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

         (g) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         (h) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required (which may include an opinion of counsel provided by the Issuer), or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (which may include an opinion of counsel provided by the Issuer); and
         (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto (which may include an opinion of counsel provided by the Issuer). The Issuer will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required,
         (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, provided the Issuer's transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

         (i) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Issuer. Subject to obtaining Stockholder Approval (as defined in the Purchase Agreement) in accordance with Section 3.21 of the Purchase Agreement, the Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a number of shares of Common Stock equal to at least one hundred twenty percent (120%) of the aggregate number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will use its reasonable best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) created by the Issuer upon the exercise of this Warrant, and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         4. Adjustment of Warrant Price. The price at which such shares of Warrant Stock may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section
         4. Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount equal to the value of this Warrant according to the Black-Scholes formula.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary and so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, a Triggering Event shall not be deemed to have occurred if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                  (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                           (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                           (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                           (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                           (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                           (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d) Issuance of Additional Shares of Common Stock. In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections
(b) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such Additional Shares of Common Stock.

         (e) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

         (f) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. Such determination of the fair value of such consideration shall be made by an Independent Appraiser. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

                  (ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this

Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

                  (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (g) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (h) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder and, in the case of an objection by the Issuer, the costs and expenses of the subsequent accounting firm shall be paid in full by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Ownership Cap and Certain Exercise Restrictions. (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

                  (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with a Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

         8. Call. Notwithstanding anything herein to the contrary, the Issuer may at any time following the Original Issue Date call up to one hundred percent (100%) of this Warrant then still outstanding by providing the Holder of this Warrant written notice pursuant to Section 13 (the "Call Notice"); provided, that, in connection with any call by the Issuer under this Section 8, (A) the Per Share Market Value of the Common Stock has been greater than $1.26 per share for a period of ten (10) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a "Call Notice Period") and the average daily trading volume during the Call Notice Period exceeds 250,000 shares of Common Stock; (B) the Registration Statement is then in effect and has been effective, without lapse or suspension of any kind, for a period of sixty (60) consecutive calendar days, (C) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (D) the Issuer is in material compliance with the terms and conditions of this Warrant and (E) the Issuer is not in possession of any material non-public information; provided, further, that the Registration Statement must be effective from the date of delivery of the Call Notice until the date which is the later of (i) the date the Holder exercises the Warrant pursuant to the Call Notice and (ii) the 20th day after the Holder receives the Call Notice (the "Early Termination Date"). The rights and privileges granted pursuant to this Warrant with respect to the shares of Warrant Stock subject to the Call Notice (the "Called Warrant Shares") shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (i) $.001 per Called Warrant Share and (ii) a new Warrant representing the number of shares of Warrant Stock, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate. Notwithstanding anything in the foregoing to the contrary, if the Holder may not exercise this Warrant as a result of the restrictions contained in Section 7 hereof, the Call Notice shall be deemed null and void and shall not be deemed effective until the date that the Holder may exercise this Warrant in accordance with Section 7 hereof.

         9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to the Purchase Agreement, (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist on the Original Issue Date, (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement, (vii) Common Stock issued in connection with consulting or advisory services not in excess of 5,000,000 shares, and (viii) the payment of any principal in shares of Common Stock pursuant to the Notes.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Remote Dynamics, Inc., a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock then issuable under the outstanding Warrants at that time.

                  "Notes" means the series A senior secured convertible promissory notes issued by the Issuer to the Purchasers pursuant to the Purchase Agreement.

                  "Original Issue Date" means February __, 2006.

                  "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

                  "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Outstanding Common Stock" means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

                  "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the VWAP, or (b) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of February __, 2006, among the Issuer and the Purchasers.

                  "Purchasers" means the purchasers of the Notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter "pink sheets" market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the five (5) Trading Days preceding the date of determination; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

                  "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" initially means $0.90, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         10. Other Notices. In case at any time:

                                    (A)      the Issuer shall make any
                                             distributions to the holders of
                                             Common Stock; or

                                    (B)      the Issuer shall authorize the
                                             granting to all holders of its
                                             Common Stock of rights to subscribe
                                             for or purchase any shares of
                                             Capital Stock of any class or other
                                             rights; or

                                    (C)      there shall be any reclassification
                                             of the Capital Stock of the Issuer;
                                             or

                                    (D)      there shall be any capital
                                             reorganization by the Issuer; or

                                    (E)      there shall be any (i)
                                             consolidation or merger involving
                                             the Issuer or (ii) sale, transfer
                                             or other disposition of all or
                                             substantially all of the Issuer's
                                             property, assets or business
                                             (except a merger or other
                                             reorganization in which the Issuer
                                             shall be the surviving corporation
                                             and its shares of Capital Stock
                                             shall continue to be outstanding
                                             and unchanged and except a
                                             consolidation, merger, sale,
                                             transfer or other disposition
                                             involving a wholly-owned
                                             Subsidiary); or

                                    (F)      there shall be a voluntary or
                                             involuntary dissolution,
                                             liquidation or winding-up of the
                                             Issuer or any partial liquidation
                                             of the Issuer or distribution to
                                             holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given no sooner than fifteen (15) days and not later than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

         12. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 12 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

         13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by overnight delivery by a nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:


                                    Remote Dynamics, Inc.
                                    1155 Kas Drive, Suite 100
                                    Richardson, Texas 75081
                                    Attention: Chief Executive Officer
                                    Tel. No.: (972) 301-2000
                                    Fax No.: (972) 301-2263

with copies (which copies
shall not constitute notice
to the Issuer) to:                  Locke Liddell & Sapp LLP
                                    2200 Ross Avenue, Suite 2200
                                    Dallas, Texas 75201
                                    Attention:  Stephen L. Sapp
                                    Tel. No.: (214) 740-8570
                                    Fax No.: (214) 740-8800

Copies of notices to the Holder shall be sent to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention:
Christopher S. Auguste, Tel. No.: (212) 715-9100, Fax. No.: (212) 715-8000. Any
party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         14. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant may not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Issuer has executed this Series B-4 Warrant as of the day and year first above written.


                                          REMOTE DYNAMICS, INC.



                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                  EXERCISE FORM
                               SERIES B-4 WARRANT

                              REMOTE DYNAMICS, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Remote Dynamics, Inc. covered by the within Warrant.

Dated:                                 Signature
       -----------------                            ----------------------------

                                       Address
                                                    ---------------------

                                                    ---------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:                              Signature
       -----------------                            ----------------------------

                                    Address
                                                    ---------------------

                                                    ---------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:                              Signature
       -----------------                            ----------------------------

                                    Address
                                                    ---------------------

                                                    ---------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                                                  EXECUTION COPY

                                   EXHIBIT C-3
                                     FORM OF
                               SERIES C-3 WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                         SERIES C-3 WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                              REMOTE DYNAMICS, INC.


                            Expires February __, 2009

No.: W-C-3-06- __                                  Number of Shares: ___________
Date of Issuance: February __, 2006
+

         FOR VALUE RECEIVED, the undersigned, Remote Dynamics, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _____________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to __________________________ (_____________) shares (subject to adjustment as hereinafter provided) of the Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

         1. Term. The term of this Warrant shall commence on February __, 2006 and shall expire at 5:00 p.m., eastern time, on February __, 2009 (such period being the "Term").

         2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this
Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

         (c) Cashless Exercise. Notwithstanding any provisions herein to the contrary and commencing one (1) year following the Original Issue Date if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) or not effective at any time during the Effectiveness Period (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

             X = Y -  (A)(Y)
                      ------
                         B

Where        X =      the number of shares of Common Stock to be issued to the
                      Holder.

             Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

             A =      the Warrant Price.

             B =      the Per Share Market Value of one share of Common Stock.

         (d) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof,
(i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery Date") or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (e) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

         (f) Transferability of Warrant. Subject to Section 2(h), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

         (g) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         (h) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required (which may include an opinion of counsel provided by the Issuer), or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (which may include an opinion of counsel provided by the Issuer); and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto (which may include an opinion of counsel provided by the Issuer). The Issuer will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, provided the Issuer's transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

         (i) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Issuer. Subject to obtaining Stockholder Approval (as defined in the Purchase Agreement) in accordance with Section 3.21 of the Purchase Agreement, the Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a number of shares of Common Stock equal to at least one hundred twenty percent (120%) of the aggregate number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will use its reasonable best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) created by the Issuer upon the exercise of this Warrant, and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         4. Adjustment of Warrant Price. The price at which such shares of Warrant Stock may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section
         4. Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount equal to the value of this Warrant according to the Black-Scholes formula.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary and so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, a Triggering Event shall not be deemed to have occurred if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this

         Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                  (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                           (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                           (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                           (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                           (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                           (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d) Issuance of Additional Shares of Common Stock. In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections
(b) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such Additional Shares of Common Stock.

         (e) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

         (f) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. Such determination of the fair value of such consideration shall be made by an Independent Appraiser. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

                  (ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

                  (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (g) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (h) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder, provided that the Issuer shall have ten
(10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder and, in the case of an objection by the Issuer, the costs and expenses of the subsequent accounting firm shall be paid in full by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Ownership Cap and Certain Exercise Restrictions. (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 12 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

                  (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with a Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

         8. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to the Purchase Agreement, (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist on the Original Issue Date, (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement, (vii) Common Stock issued in connection with consulting or advisory services not in excess of 5,000,000 shares, and (viii) the payment of any principal in shares of Common Stock pursuant to the Notes.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Remote Dynamics, Inc., a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock then issuable under the outstanding Warrants at that time.

                  "Notes" means the series A senior secured convertible promissory notes issued by the Issuer to the Purchasers pursuant to the Purchase Agreement.

                  "Original Issue Date" means February __, 2006.

                  "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

                  "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Outstanding Common Stock" means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

                  "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the VWAP, or (b) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of February __, 2006, among the Issuer and the Purchasers.

                  "Purchasers" means the purchasers of the Notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter "pink sheets" market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg

         Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the five (5) Trading Days preceding the date of determination; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

                  "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" initially means $0.21, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         9. Other Notices. In case at any time:

                                    (A)      the Issuer shall make any
                                             distributions to the holders of
                                             Common Stock; or

                                    (B)      the Issuer shall authorize the
                                             granting to all holders of its
                                             Common Stock of rights to subscribe
                                             for or purchase any shares of
                                             Capital Stock of any class or other
                                             rights; or

                                    (C)      there shall be any reclassification
                                             of the Capital Stock of the Issuer;
                                             or

                                    (D)      there shall be any capital
                                             reorganization by the Issuer; or

                                    (E)      there shall be any (i)
                                             consolidation or merger involving
                                             the Issuer or (ii) sale, transfer
                                             or other disposition of all or
                                             substantially all of the Issuer's
                                             property, assets or business
                                             (except a merger or other
                                             reorganization in which the Issuer
                                             shall be the surviving corporation
                                             and its shares of Capital Stock
                                             shall continue to be outstanding
                                             and unchanged and
                                             except a consolidation, merger,
                                             sale, transfer or other disposition
                                             involving a wholly-owned
                                             Subsidiary); or

                                    (F)      there shall be a voluntary or
                                             involuntary dissolution,
                                             liquidation or winding-up of the
                                             Issuer or any partial liquidation
                                             of the Issuer or distribution to
                                             holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given no sooner than fifteen (15) days and not later than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         10. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

         11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase

Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

         12. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by overnight delivery by a nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                                    Remote Dynamics, Inc.
                                    1155 Kas Drive, Suite 100
                                    Richardson, Texas 75081
                                    Attention: Chief Executive Officer
                                    Tel. No.: (972) 301-2000
                                    Fax No.: (972) 301-2263

with copies (which copies
shall not constitute notice
to the Issuer) to:                  Locke Liddell & Sapp LLP
                                    2200 Ross Avenue, Suite 2200
                                    Dallas, Texas 75201
                                    Attention:  Stephen L. Sapp
                                    Tel. No.: (214) 740-8570
                                    Fax No.: (214) 740-8800

Copies of notices to the Holder shall be sent to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention:
Christopher S. Auguste, Tel. No.: (212) 715-9100, Fax. No.: (212) 715-8000. Any
party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         13. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         14. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant may not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         16. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         17. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Issuer has executed this Series C-3 Warrant as of the day and year first above written.


                                           REMOTE DYNAMICS, INC.



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                  EXERCISE FORM
                               SERIES C-3 WARRANT

                              REMOTE DYNAMICS, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Remote Dynamics, Inc. covered by the within Warrant.

Dated:                              Signature
       -----------------                          ------------------------------

                                    Address
                                                  ---------------------

                                                  ---------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:                              Signature
       -----------------                          ------------------------------

                                    Address
                                                  ---------------------

                                                  ---------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:                              Signature
       -----------------                          ------------------------------

                                    Address
                                                  ---------------------

                                                  ---------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                   EXHIBIT C-4
                                    FORM OF
                               SERIES D-1 WARRANT

                                                                  EXECUTION COPY

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                         SERIES D-1 WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                              REMOTE DYNAMICS, INC.


No.: W-D-1-06- __                               Number of Shares:_______________
Date of Issuance: February __, 2006


         FOR VALUE RECEIVED, the undersigned, Remote Dynamics, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _____________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ________________________________ (___________ ) shares (subject to adjustment as hereinafter provided) of the Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

         1. Term. The term of this Warrant shall commence on February __, 2006 and shall expire at 5:00 p.m., eastern time, on the date that is eighteen (18) months following the date the Commission declares effective the registration statement registering for resale the shares of Common Stock issuable upon exercise of this Warrant (such period being the "Term").

         2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

         (b) Method of Exercise. Subject to Section 8 hereof, the Holder hereof shall exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election by certified or official bank check or by wire transfer to an account designated by the Issuer.

         (c)      Intentionally Omitted.

         (d) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof,
(i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery Date") or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (e) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

         (f) Transferability of Warrant. Subject to Section 2(h), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

         (g) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         (h) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER

                  APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required (which may include an opinion of counsel provided by the Issuer), or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (which may include an opinion of counsel provided by the Issuer); and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto (which may include an opinion of counsel provided by the Issuer). The Issuer will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, provided the Issuer's transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

         (i) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Issuer. Subject to obtaining Stockholder Approval (as defined in the Purchase Agreement) in accordance with Section 3.21 of the Purchase Agreement, the Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a number of shares of Common Stock equal to at least one hundred twenty percent (120%) of the aggregate number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will use its reasonable best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) created by the Issuer upon the exercise of this Warrant, and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         4. Adjustment of Warrant Price. The price at which such shares of Warrant Stock may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section
         4. Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount equal to the value of this Warrant according to the Black-Scholes formula.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary and so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, a Triggering Event shall not be deemed to have occurred if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

         (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                  (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash), then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d)      Intentionally Omitted.

         (e)      Intentionally Omitted.

         (f)       Intentionally Omitted.

         (g) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (h) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder and, in the case of an objection by the Issuer, the costs and expenses of the subsequent accounting firm shall be paid in full by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Ownership Cap and Certain Exercise Restrictions. (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

                  (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with a Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

         8. Call. Notwithstanding anything herein to the contrary, the Issuer may at any time following the Original Issue Date call up to one hundred percent (100%) of this Warrant then still outstanding by providing the Holder of this Warrant written notice pursuant to Section 13 (the "Call Notice"); provided, that, in connection with any call by the Issuer under this Section 8, (A) the Per Share Market Value of the Common Stock has been greater than $.53 per share for a period of ten (10) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a "Call Notice Period") and the average daily trading volume during the Call Notice Period exceeds $100,000 per day for twenty
(20) Trading Days out of thirty (30) prior Trading Days; (B) a registration statement under the Securities Act providing for the resale of the Warrant Stock and the shares of Common Stock issuable upon conversion of the Notes (the "Registration Statement") is then in effect and has been effective, without lapse or suspension of any kind, for a period of sixty (60) consecutive calendar days, (C) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (D) the Issuer is in material compliance with the terms and conditions of this Warrant, (E) the Issuer is not in possession of any material non-public information; provided, further, that the Registration Statement must be effective from the date of delivery of the Call Notice until the date which is the later of (i) the date the Holder exercises the Warrant pursuant to the Call Notice and (ii) the 20th day after the Holder receives the Call Notice (the "Early Termination Date"), and (F) at least sixty percent (60%) of the proceeds from the exercise of this Warrant in accordance with this Section 8 shall be applied to (i) make a strategic acquisition, which has been approved by the Company's Board of Directors; (ii) a strategic joint venture; (iii) an acquisition of product inventory to fulfill large customer orders in excess 1,500 mobile units; or (iv) moving an appropriate level of business and operating costs off-shore to develop a more efficient cost and production structure. The rights and privileges granted pursuant to this Warrant with respect to the shares of Warrant Stock subject to the Call Notice (the "Called Warrant Shares") shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. Notwithstanding anything in the foregoing to the contrary, if the Holder may not exercise this Warrant as a result of the restrictions contained in Section 7 hereof, the Call Notice shall be deemed null and void and shall not be deemed effective until the date that the Holder may exercise this Warrant in accordance with Section 7 hereof.

         9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Remote Dynamics, Inc., a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock then issuable under the outstanding Warrants at that time.

                  "Notes" means the series A senior secured convertible promissory notes issued by the Issuer to the Purchasers pursuant to the Purchase Agreement.

                  "Original Issue Date" means February __, 2006.

                  "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

                  "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Outstanding Common Stock" means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

                  "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the VWAP, or (b) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of February __, 2006, among the Issuer and the Purchasers.

                  "Purchasers" means the purchasers of the Notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter "pink sheets' market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the five (5) Trading Days preceding the date of determination; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

                  "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" initially means the lesser of (x) $.35 and (y) ninety percent (90%) of the average of the five-day VWAP preceding the Call Notice, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including
         Section 4 hereto.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         10. Other Notices. In case at any time:

                  (A) the Issuer shall make any distributions to the holders of Common Stock; or

                  (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                  (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                  (D) there shall be any capital reorganization by the Issuer; or

                  (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                  (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given no sooner than fifteen (15) days and not later than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

         12. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 12 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

         13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by overnight delivery by a nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:


                                    Remote Dynamics, Inc.
                                    1155 Kas Drive, Suite 100
                                    Richardson, Texas 75081
                                    Attention: Chief Executive Officer
                                    Tel. No.: (972) 301-2000
                                    Fax No.: (972) 301-2263

with copies (which copies
shall not constitute notice
to the Issuer) to:                  Locke Liddell & Sapp LLP
                                    2200 Ross Avenue, Suite 2200
                                    Dallas, Texas 75201
                                    Attention:  Stephen L. Sapp
                                    Tel. No.: (214) 740-8570
                                    Fax No.: (214) 740-8800

Copies of notices to the Holder shall be sent to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention:
Christopher S. Auguste, Tel. No.: (212) 715-9100, Fax. No.: (212) 715-8000. Any
party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         14. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant may not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Issuer has executed this Series D-1 Warrant as of the day and year first above written.


                                             REMOTE DYNAMICS, INC.



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                  EXERCISE FORM
                               SERIES D-1 WARRANT

                              REMOTE DYNAMICS, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Remote Dynamics, Inc. covered by the within Warrant.

Dated:                                      Signature
      ---------------------                           --------------------------

                                            Address
                                                    ----------------------

                                                    ----------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise:__________________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:                                      Signature
      ---------------------                           --------------------------

                                            Address
                                                    ----------------------

                                                    ----------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:                                      Signature
      ---------------------                           --------------------------

                                            Address
                                                    ----------------------

                                                    ----------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                                                  EXECUTION COPY

                                   EXHIBIT D
                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is made and entered into as of February __, 2006, by and among Remote Dynamics, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule I hereto (the "Purchasers").

          This Agreement is being entered into pursuant to the Note and Warrant Purchase Agreement dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

          The Company and the Purchasers hereby agree as follows:

     1.   Definitions.

          Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have meaning set forth in Section 3(m).

          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          "Board" shall have meaning set forth in Section 3(n).

          "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

          "Closing Date" means the date of the closing of the purchase and sale of the Notes and the Warrants pursuant to the Purchase Agreement.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the Company's Common Stock, par value $.01 per share.

          "Effectiveness Date" means with respect to the Registration Statement the earlier of (A) the ninetieth (90th) day following the Closing Date (or the one hundred twentieth (120th) day following the Closing Date if the Registration Statement receives a "full review" from the Commission) or (B) the date which is within three (3) Business Days of the date on which the

Commission informs the Company that (i) the Commission will not review the Registration Statement or (ii) the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

          "Effectiveness Period" shall have the meaning set forth in Section
2(a).

          "Event" shall have the meaning set forth in Section 7(d).

          "Event Date" shall have the meaning set forth in Section 7(d).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Filing Date" means the forty-fifth (45th) day following the Closing Date; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Losses" shall have the meaning set forth in Section 5(a).

          "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registrable Securities" means (A) the shares of Common Stock issuable upon conversion or repayment of the Notes ("Note Registrable Securities") and
(B) the shares of Common Stock issuable upon exercise of the Warrants ("Warrant Registrable Securities"); provided, however, that Registrable Securities shall include (but not be limited to) a number of shares of Common Stock equal to no less than 125% of the maximum shares of Common Stock which would be issuable upon conversion of the Notes and upon exercise of the Warrants, assuming such conversion and exercise occurred on the Closing Date or the Filing Date, whichever date would result in the greater number of Registrable Securities.

          "Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Special Counsel" means Kramer Levin Naftalis & Frankel LLP, for which the Holders will be reimbursed by the Company pursuant to Section 4.

          "Warrant Effectiveness Date" means with respect to the Registration Statement required to be filed under clause (b) of Section 2 the earlier of (A) the ninetieth (90th) day following the date such Registration Statement was filed with the Commission (or the one hundred twentieth (120th) day following such filing date if the Registration Statement receives a "full review" from the Commission) or (B) the date which is within three (3) Business Days of the date on which the Commission informs the Company that (i) the Commission will not review such Registration Statement or (ii) the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request; provided that, if the Warrant Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Warrant Effectiveness Date shall be the following Business Day.

          "Warrant Effectiveness Period" shall have the meaning set forth in
Section 2(b).

          "Warrant Filing Date" shall have the meaning set forth in Section
2(b).

          "Warrants" means the warrants to purchase shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement.

     2.   Resale Registration.

          (a) On or prior to the Filing Date the Company shall prepare and file with the Commission a "resale" Registration Statement providing for the resale of all of the Note Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Note Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder). The Company shall (i) not permit any securities other than the Note Registrable Securities and the securities to be listed on
Schedule II hereto to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Note Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Note Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period").

          (b) Within fifteen 15 days of the Company obtaining Stockholder Approval in accordance with Section 3.21 of the Purchase Agreement ("Warrant Filing Date"), the Company shall prepare and file with the Commission a "resale" Registration Statement providing for the resale of all of the Warrant Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, unless the Company may add the Warrant Registrable Securities by amendment to the Registration Statement required to be filed under clause (a) of this Section 2, in which case the Company shall file such amendment in accordance with Section 3(b) hereof. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Warrant Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder). The Company shall (i) not permit any securities other than the Warrant Registrable Securities and the securities to be listed on Schedule II hereto to be included in the Registration Statement and
(ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Warrant Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Warrant Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Warrant Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Warrant Effectiveness Period").

          (c) If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Notes are convertible and the Warrants are exercisable plus the number of shares of Common Stock exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than ninety (90) days after filing.

     3.   Registration Procedures.

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Prepare and file with the Commission on or prior to the Filing Date or the Warrant Filing Date, as the case may be, a Registration Statement on Form S-1 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders), and use its reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holders and the Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders and such Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period or the Warrant Effectiveness Period, as the case may be, and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (f) Furnish to each Holder and the Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Promptly deliver to each Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period or Warrant Effectiveness Period, as the case may be, and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends (provided that the issuance of such unlegended certificates is in compliance with applicable securities laws), and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may reasonably request in writing at least two (2) Business Days prior to any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Use its reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded as and when required pursuant to the Purchase Agreement.

          (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

          (m) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force or the applicable rules and regulations of the Commission promulgated thereunder) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

          (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company's quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed thirty
(30) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed twenty (20) consecutive days; provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section 3(n) for more than fifty-five (55) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

     4.   Registration Expenses.

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, if any, (B) with respect to filing fees required to be paid to the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders (subject to a cap of $5,000) in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, up to a maximum amount of $5,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. For the avoidance of doubt, all brokers and underwriters' fees and discounts relating to resale of the Registrable Securities shall be expenses borne by each of the Holders and not the Company.

     5.   Indemnification.

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any statutory preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party furnished in writing to the Company by such Holder (or their counsel or Special Counsel) expressly for use therein and (ii) that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Holder, underwriter, broker or other Person acting on behalf of holders of the Registrable Securities, from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Securities which are the subject thereof, if a copy of such final prospectus had been made available to such Person and such Holder, underwriter, broker or other Person acting on behalf of holders of the Registrable Securities and such final prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Securities to such Person. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder (or their counsel or Special

Counsel) or other Indemnifying Party to the Company specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Notes and Warrants. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder's Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. Notwithstanding anything to the contrary contained herein, the Holders shall be liable under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

     6.   Rule 144.

          As long as any Holder owns any Registrable Securities, Notes or Warrants, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. As long as any Holder owns any Registrable

Securities, Notes or Warrants, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.

     7.   Miscellaneous.

          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(c) of the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company, under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

          (c) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto or as disclosed on Schedule 2.1(c) of the Purchase Agreement or Schedule II hereto) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its securityholders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

          (d) Failure to File Registration Statement and Other Events. The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date or the Warrant Filing Date, as the case may be, and not declared effective by the Commission on or prior to the Effectiveness Date or the Warrant Effectiveness Date, as the case may be, and maintained in the manner contemplated herein during the Effectiveness Period or the Warrant Effectiveness Period, as the case may be, or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date or the Warrant Filing Date, as the case may be, or (B) the Registration Statement is not declared effective by the Commission on or prior to the date that is thirty (30) days following the Effectiveness Date or the Warrant Effectiveness Date, as the case may be, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period or the Warrant Effectiveness Period, as the case may be, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (E) the Company has breached Section 3(n), or (F) trading in the Common Stock shall be suspended or if the Common Stock is delisted from the OTC Bulletin Board (or other principal exchange on which the Common Stock is traded) for any reason for more than three (3) Business Days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such three (3) Business Day period is exceeded, or for purposes of clause (D) after more than fifteen
(15) Business Days, or for purposes of clause (F) the date on which such three
(3) Business Day period is exceeded, being referred to as "Event Date"), the Company shall pay, at the option of the Holder, an amount in cash or shares of Common Stock, as liquidated damages to each Holder equal to one and one-half percent (1.5%) of the amount of the Holder's initial investment in the Notes for each calendar month or portion thereof thereafter from the Event Date until the applicable Event is cured. Notwithstanding anything to the contrary in this
Section 7(d), if (i) any of the Events described in clauses (A), (B) or (C) shall have occurred, (ii) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (iii) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension. Liquidated damages payable by the Company pursuant to this Section 7(d) shall be payable on the first (1st) business day of each thirty (30) day period following the Event Date.

          (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the Registrable Securities then outstanding.

          (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule I attached hereto, or with respect to the Company, addressed to:

                              Remote Dynamics, Inc.
                              1155 Kas Drive, Suite 100
                              Richardson, Texas 75081
                              Attention: Chief Executive Officer
                              Tel. No.: (972) 301-2000
                              Fax No.: (972) 301-2263

with copies (which copies
shall not constitute notice
to the Company) to:           Locke Liddell & Sapp LLP
                              2200 Ross Avenue, Suite 2200
                              Dallas, Texas 75201
                              Attention: Stephen L. Sapp
                              Tel. No.: (214) 740-8570
                              Fax No.: (214) 740-8800

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Holders shall be sent to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036,
Attention: Christopher S. Auguste, Tel. No.: (212) 715-9100, Fax. No.: (212) 715-8000.

          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner, and to the Persons, as permitted under the Purchase Agreement.

          (h) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Affiliate of such Holder or any other Holder or Affiliate of any other Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

          (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (j) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The Company and the Holders agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Company and the Holders irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and the Holders consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(j) shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

          (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (l) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (m) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (n) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (o) Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to the Purchase Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Purchaser in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Purchaser) shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for the placement agent and such counsel does not represent the Purchasers. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                        REMOTE DYNAMICS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PURCHASER:


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   Schedule I
                               List of Purchasers

                           [SEE ATTACHED SPREADSHEET]

                                   Schedule II
        Securities Permitted to be Included on the Registration Statement

1. Shares of Common Stock issuable upon the exercise of warrants issuable to the placement agent and its designees in connection with the transactions contemplated by the Purchase Agreement.

2.   SDS Capital Group SPC, LTD has piggyback registration rights.

3. 1,000,000 shares of Common Stock issued to Saffron Capital Management LLC pursuant to a consulting agreement between the Company and Saffron Capital Management LLC.

                                                                  EXECUTION COPY

                                   EXHIBIT E
                                    FORM OF
                               SECURITY AGREEMENT


         SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith and including all attachments, exhibits and schedules hereto, the "Agreement"), dated as of February __, 2006, made by Remote Dynamics, Inc., a Delaware corporation (the "Grantor"), in favor of the secured parties listed on Exhibit A to this Agreement and their permitted successors and assigns (collectively, the "Secured Parties").

         WHEREAS, the Grantor has issued or will issue separate series A senior secured convertible promissory notes and separate original issue discount series A senior secured convertible promissory notes (the "Notes") to the Secured Parties pursuant to a Note and Warrant Purchase Agreement, dated as of February __, 2006 (the "Purchase Agreement"), by and among the Grantor and the Secured Parties; and

         WHEREAS, the Secured Parties and the Grantor agree that the Grantor execute and deliver to the Secured Parties a security agreement providing for the grant to the Secured Parties of a continuing security interest in all personal property and assets of the Grantor, all in substantially the form hereof to secure all Obligations (hereinafter defined).

         NOW, THEREFORE, the parties agree as follows:

                             ARTICLE I. DEFINITIONS

         Section 1.1. Definition of Terms Used Herein. All capitalized terms used herein and not defined herein have the respective meanings provided therefor in the Purchase Agreement or the Notes, as applicable. All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

         Section 1.2. Definition of Certain Terms Used Herein. As used herein, the following terms have the following meanings:

         "Collateral" means all accounts receivable of the Grantor and all personal and fixed property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, as extracted collateral, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent licenses, patent applications, trademarks, trademark licenses, trademark applications, trade names, copyrights, copyright licenses, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics, whether now owned or hereinafter acquired by the Grantor; and all proceeds and products of each of the foregoing.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

         "Event of Default" has the meaning specified in the Notes.

         "Indemnitees" has the meaning specified in Section 7.5(b).

         "Lien" means: (i) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (ii) to the extent not included under clause (i), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (iii) any contingent or other agreement to provide any of the foregoing.

         "Notes" has the meaning assigned to such term in the first recital of this Agreement.

         "Obligations" means all indebtedness, liabilities, obligations, covenants and duties of the Grantor to the Secured Parties of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing of hereafter arising under or in connection with the Notes, this Agreement or the other Transaction Documents.

         "Registered Organization" means an entity formed by filing a registration document with a United States Governmental Authority, such as a corporation, limited partnership or limited liability company.

         "Security Interest" has the meaning specified in Section 2.1 of this Agreement.

         "Uniform Commercial Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

                         ARTICLE II. SECURITY INTEREST

         Section 2.1. Security Interest. As security for the payment and performance, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, their successors and assigns, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral and all hereinafter acquired Collateral (the "Security Interest").

Section 2.2. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Secured Parties to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

         The Grantor represents and warrants to the Secured Parties that:

Section 3.1. Title and Authority. The Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to the Secured Parties the Security Interest and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

         Section 3.2. Filings; Actions to Achieve Perfection. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Secured Parties for filing in each United States governmental, municipal or other office specified in Schedule A, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Parties in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of the Grantor's name, location, identity or corporate structure. The Grantor's name is listed in the preamble of this Agreement identically to how it appears on its certificate of incorporation or other organizational documents.

         Section 3.3. Validity and Priority of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject only to the filings described in Section 3.2 above and other previously perfected security interests in the Collateral listed on Schedule 3.3 to this Agreement ("Existing Liens"), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registration in the United States pursuant to the Uniform Commercial Code or other applicable law in the United States (or any political subdivision thereof) and its territories and possessions or any other country, state or nation (or any political subdivision thereof). The Security Interest is and shall be subordinate to any other Existing Lien on any of the Collateral.

         Section 3.4. Absence of Other Liens. The Grantor's Collateral is owned by the Grantor free and clear of any Lien other than Existing Liens. Without limiting the foregoing and except as set forth on Schedule 3.4 to this Agreement, the Grantor has not filed or consented to any filing of any financing statement or similar filing in favor of any Person other than the Secured Parties, nor permitted the granting or assignment of a security interest or permitted perfection of any security interest in the Collateral in favor of any Person other than the Secured Parties. The

Grantor's having possession of all instruments, certificates and cash constituting Collateral from time to time and the filing of financing statements in the offices referred to in Schedule A hereto results in the perfection of such security interest. Such Security Interest is, or in the case of Collateral in which the Grantor obtain rights after the date hereof, will be, a perfected security interest. Such notices, filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken.

         Section 3.5. Valid and Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

                             ARTICLE IV. COVENANTS

         Section 4.1. Change of Name; Location of Collateral; Place of Business, State of Formation or Organization.

                  (a) The Grantor shall notify the Secured Parties in writing at least eleven (11) days prior to any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office or facility), (iii) in its identity or corporate structure such that a filed filing made under the Uniform Commercial Code becomes misleading or (iv) in its Federal Taxpayer Identification Number. Furthermore, the Grantor shall not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Secured Parties to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral subject to the Existing Liens.

                  (b) Without limiting Section 4.1(a), without the prior written consent of the Secured Parties in each instance, the Grantor shall not change its (i) principal residence, if it is an individual, (ii) place of business, if it has only one place of business and is not a Registered Organization, (iii) principal place of business, if it has more than one place of business and is not a Registered Organization, or (iv) state of incorporation, formation or organization, if it is a Registered Organization.

         Section 4.2. Records. The Grantor shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Secured Parties may reasonably request, promptly to prepare and deliver to the Secured Parties a duly certified schedule or schedules in form and detail satisfactory to the Secured Parties showing the identity, amount and location of any and all Collateral.

         Section 4.3. Periodic Certification; Notice of Changes. In the event there should at any time be any change in the information represented and warranted herein or in the documents and instruments executed and delivered in connection herewith, the Grantor shall immediately notify the Secured Parties in writing of such change (this notice requirement shall be in extension of and shall not limit or relieve the Grantor of any other covenants hereunder).

         Section 4.4. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Secured Parties in the Collateral and the priority thereof against any Lien other than the Existing Liens.

         Section 4.5. Inspection and Verification. The Secured Parties and such persons as the Secured Parties may reasonably designate shall, upon reasonable advanced notice and during normal business hours, have the right to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of collateral in the possession of any third Person, by contacting any account debtor or third Person possessing such Collateral for the purpose of making such a verification. Out-of-pocket expenses in connection with any inspections by representatives of the Secured Parties shall be (a) the obligations of the Grantor with respect to any inspection after the Secured Parties' demand payment of the Notes or (b) the obligation of the Secured Parties in any other case.

         Section 4.6. Taxes; Encumbrances. At their option, the Secured Parties may discharge, Liens other than Existing Liens at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so and the Grantor shall reimburse the Secured Parties on demand for any payment made or any expense incurred by the Secured Parties pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Secured Parties to cure or perform, any covenants or other obligation of the Grantor with respect to any Lien or maintenance or preservation of Collateral as set forth herein.

         Section 4.7. Use and Disposition of Collateral. The Grantor shall not make or permit to be made an assignment, pledge or hypothecation of any Collateral or shall grant any other Lien in respect of the Collateral without the prior written consent of the Secured Parties. The Grantor shall not make or permit to be made any transfer of any Collateral other than with respect to Existing Liens and other liens approved by the Secured Parties and the Grantor shall remain at all times in possession of the Collateral owned by it except in the ordinary course of business.

         Section 4.8. Insurance/Notice of Loss. Within a reasonable period of time following the date of this Agreement, Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral as described on Schedule 4.8 to this

Agreement. In extension of the foregoing and without limitation, such insurance shall be payable to the Secured Parties as loss payee under a "standard" loss payee clause, and the Secured Parties shall be listed as an "additional insured" on Grantor's general liability insurance. Such insurance shall not be terminated, cancelled or not renewed for any reason, including non-payment of insurance premiums, unless the insurer shall have provided the Secured Parties at least 30 days prior written notice. Grantor irrevocably makes, constitutes and appoints the Secured Parties (and all officers, employees or agents designated by the Secured Parties) as its true and lawful agent and attorney-in-fact for the purpose, at any time following the Secured Parties' demand for payment of the Notes during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Secured Parties may, without waiving or releasing any obligation or liability of Grantor hereunder, in their sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Secured Parties reasonably deem advisable. All sums disbursed by the Secured Parties in connection and in accordance with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable upon demand, by Grantor to the Secured Parties and shall be additional Obligations secured hereby. Grantor shall promptly notify the Secured Parties if any material portion of the Collateral owned or held by Grantor is damaged or destroyed. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall (i) so long as the Secured Parties have not demanded payment of the Notes during the continuance of an Event of Default, be disbursed to Grantor for direct application by Grantor solely to the repair or replacement of Grantor's property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Parties as cash collateral for the Obligations. The Secured Parties may, at their sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Parties may reasonably prescribe, for direct application by the Secured Parties solely to the repair or replacement of Grantor's property so damaged or destroyed, or Grantor may apply all or any part of such proceeds to the Obligations.

         Section 4.9. Legend. Grantor shall legend, in form and manner satisfactory to the Secured Parties, its accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such accounts have been assigned to the Secured Parties and that the Secured Parties have a security interest therein.

                ARTICLE V. FURTHER ASSURANCES; POWER OF ATTORNEY

         Section 5.1. Further Assurances. Grantor shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Parties may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties.

         Section 5.2. Power of Attorney.

         (a) Grantor hereby irrevocably (as a power coupled with an interest) constitutes and appoints the Collateral Agent (as defined in Section 7.14 hereof) and all officers, employees or agents designated by the Collateral Agent, its attorney-in-fact with full power of substitution, for the benefit of the Secured Parties,

                  (i) to take all appropriate action and to execute all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and without limiting the generality of the foregoing, Grantor hereby grants the power to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and the Collateral Agent and/or the Secured Parties as secured party; and

                  (ii) at any time following the Secured Parties' demand for payment of the Notes during the continuance of an Event of Default (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of accounts to any account debtor or any other Person liable for an account; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceeding relating to all or any of the Collateral; and (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Parties were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Parties, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Secured Parties with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Grantor or to any claim or action against the Secured Parties.

         (b) The provisions of this Article shall in no event relieve Grantor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Parties of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise.

                              ARTICLE VI. REMEDIES

         Section 6.1. Remedies upon Default.

                  (a) Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver each item of its Collateral to the Secured Parties on demand, and it is agreed that the Secured Parties shall have the right to take any of or all the following actions at the same or different times (but at all times subject to any Existing Liens): with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise Grantor's right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, Grantor agrees that the Secured Parties shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Parties shall deem appropriate. The Secured Parties shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Parties shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  (b) The Secured Parties shall give Grantor ten (10) days' written notice (which Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the Secured Parties' intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Parties may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Parties may (in their sole and absolute discretion) determine. The Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Secured Parties may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Parties from Grantor as a credit against the purchase price, and the Secured Parties may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Parties shall be free to carry out such sale pursuant to such agreement and Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Parties shall have entered into such an agreement all Obligations have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

         Section 6.2. Application of Proceeds. The Secured Parties shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  (a) FIRST, to the payment of all reasonable costs and expenses incurred by the Secured Parties in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Purchase Agreement, the Notes and the other Transaction Documents;

                  (b) SECOND, to the payment in full of the Obligations; and

                  (c) THIRD, to Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

         Subject to the foregoing, the Secured Parties shall have absolute discretion as to the time of application of such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Secured Parties (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Parties or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Parties or such officer or be answerable in any way for the misapplication thereof.

         Section 6.3. Grant of License to Use Intellectual Property. For the purpose of enabling the Secured Parties to exercise rights and remedies under this Article at such time as the Secured Parties shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sub-license any of the Collateral consisting of intellectual property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Secured Parties may be exercised, at the option of the Secured Parties, only following the Secured Parties' demand for payment of the Notes during the continuance of an Event of Default.

                           ARTICLE VII. MISCELLANEOUS

         Section 7.1. Notices. All communications and notices hereunder to the Grantor and to the Secured Parties shall (except as otherwise expressly permitted herein) be in writing and delivered to the Grantor or the Secured Parties, as the case may be, as provided in the Purchase Agreement.

         Section 7.2. Security Interest Absolute. All rights of the Secured Parties hereunder, the Security Interest and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, the Notes, any Transaction Document or any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Notes, any Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations or this Agreement.

         Section 7.3. Survival of Agreement. All covenants, agreements, representations and warranties made by Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making of the loan and the execution and delivery to the Secured Parties of the Notes, regardless of any investigation made by the Secured Parties or on their behalf; and shall continue in full force and effect until this Agreement shall terminate.

         Section 7.4. Binding Effect; Several Agreement; Successors and Assigns. This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of

Grantor shall have been delivered to the Secured Parties and a counterpart hereof shall have been executed on behalf of the Secured Parties, and thereafter shall be binding upon Grantor and the Secured Parties and their respective successors and assigns, and shall inure to the benefit of Grantor, the Secured Parties and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents.

         Section 7.5. Secured Parties' Fees and Expense; Indemnification.

                  (a) Grantor agrees to pay upon demand to the Secured Parties the amount of any and all reasonable expenses, including all reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Secured Parties for any audits conducted by them or on their behalf with respect to the accounts inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Parties hereunder or
         (iv) the failure of Grantor to perform or observe any of the provisions hereof.

                  (b) Grantor agrees to indemnify the Secured Parties and the agent, contractors and employees of the Secured Parties (collectively, the "Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery, or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents, or any investigation made by or on behalf of the Secured Parties. All amounts due under this Section shall be payable on written demand therefor.

         Section 7.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE

LAW OF ANOTHER JURISDICTION. THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

         Section 7.7. Waivers; Amendment.

                  (a) No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the Purchase Agreement are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements, in writing entered into by the Secured Parties and Grantor.

         Section 7.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTES. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE PURCHASE AGREEMENT AND THE NOTES, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 7.9. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 7.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Each party shall be entitled to rely on a facsimile signature of any other party hereunder as if it were an original.

         Section 7.11. Jurisdiction; Consent to Service of Process.

                  (a) Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Purchase Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents against Grantor or its properties in the courts of any jurisdiction.

                  (b) Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to process in any other manner permitted by law.

         Section 7.12. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been paid in full, at which time the Secured Parties shall execute and deliver to Grantor, at Grantor's expense, all Uniform Commercial Code termination statements and similar documents which Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Parties.

         Section 7.13. Prejudgment Remedy Waiver. Grantor acknowledges that this Agreement, the Purchase Agreement, the Notes and the other Transaction Documents evidence a commercial transaction and that it could, under certain circumstances have the right, to notice of and hearing on the right of the Secured Parties to obtain a prejudgment remedy, such as attachment, garnishment and/or replevin, upon commencing any litigation against Grantor. Notwithstanding, Grantor hereby waives all rights to notice, judicial hearing or prior court order to which it might otherwise have the right under any state or federal statute or constitution in connection with the obtaining by the Secured Parties of any prejudgment remedy by reason of this Agreement, the Purchase Agreement, the Notes, the other Transaction Documents or by reason of the

Obligations or any renewals or extensions of the same. Grantor also waives any and all objection which it might otherwise assert, now or in the future, to the exercise or use by the Secured Parties of any right of setoff, repossession or self help as may presently exist under statute or common law.

         Section 7.14. Collateral Agent.

                  (a) Each Secured Party hereby appoints Bush Ross, P.A. (the "Collateral Agent") as the Collateral Agent hereunder and each Secured Party authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Collateral Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Secured Party hereby authorizes the Collateral Agent to execute and deliver, and to perform its obligations under, each of the documents to which the Collateral Agent is a party relating to security for the obligations under the Notes, to exercise all rights, powers and remedies that the Collateral Agent may have under such Transaction Documents and, in the case of the Transaction Documents, to act as agent for the Secured Parties under such Transaction Documents.

                  (b) As to any matters not expressly provided for by this Agreement and the other document relating thereto (including enforcement or collection), the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Secured Parties, and such instructions shall be binding upon all Secured Parties; provided, however, that the Collateral Agent shall not be required to take any action that (i) the Collateral Agent in good faith believes exposes it to personal liability unless the Collateral Agent receives an indemnification satisfactory to it from the Secured Parties with respect to such action or (ii) is contrary to this Agreement or applicable law. The Collateral Agent agrees to give to each Secured Party prompt notice of each notice given to it by the Company pursuant to the terms of this Agreement or the other Transaction Documents. If the Collateral Agent receives conflicting instructions from the Secured Parties it will not be required to act until it receives instructions from the Secured Parties holding a majority of the Notes (calculated in dollar amounts rather than noteholders).

                  (c) In performing its functions and duties hereunder and under the Transaction Documents and the other documents required to be executed or delivered in connection therewith, the Collateral Agent is acting solely on behalf of the Secured Parties and its duties are entirely administrative in nature. The Collateral Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein, in the Transaction Documents and any other documents required to be executed or delivered in connection therewith related hereto or any other relationship as the agent, fiduciary or trustee of or for any Secured Party or holder of any other obligation under this Agreement or the Notes. The Collateral Agent may perform any of its duties under any Transaction Document by or through its agents or employees.

                  (d) None of the Collateral Agent, any of its affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Transaction Documents, except for its, his, her or their own gross negligence or willful misconduct.

                  (e) Each Secured Party acknowledges that it shall, independently and without reliance upon the Collateral Agent or any other Secured Party conduct its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the issuance of the Securities. Each Secured Party also acknowledges that it shall, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Transaction Documents. For avoidance of doubt, each Secured Party represents that it has had no contact with the Collateral Agent; that the Collateral Agent has had no role in the negotiation or preparation of the Transaction Documents and was contacted after such negotiations and documents were finalized for the purpose of serving solely in the administrative role of Collateral Agent under this Agreement.

                  (f) Each Secured Party agrees to indemnify the Collateral Agent and each of its affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower), from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Collateral Agent or any of its affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Transaction Documents or any action taken or omitted by the Collateral Agent under this Agreement or the document related thereto; provided, however, that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's or such Affiliate's gross negligence or willful misconduct.

                  (g) The Collateral Agent may resign at any time by giving written notice thereof to the Secured Parties and the Company. Upon any such resignation, the Secured Parties shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Secured Parties, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, selected from among the Secured Parties. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Transaction Documents and any other documents required to be executed or delivered in connection therewith. Prior to any retiring Collateral Agent's resignation hereunder as Collateral Agent, the retiring Collateral Agent shall take such action as may be reasonably necessary to assign to the successor Collateral Agent its rights as Collateral Agent under the Transaction Documents. After such resignation, the retiring Collateral Agent shall continue to have the benefit of this Agreement as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement, the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

                  (h) Each Secured Party agrees that any action taken by the Collateral Agent in accordance with the provisions of this Agreement or of the other document relating thereto, and the exercise by the Collateral Agent or the Secured Parties of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

                  (i) Each of the Secured Parties hereby directs, in accordance with the terms hereof, the Collateral Agent to release (or in the case of clause
(ii) below, release or subordinate) any Lien held by the Collateral Agent for the benefit of the Secured Parties against any of the following: (i) all of the Collateral upon payment and satisfaction in full of all obligations under the Notes and all other obligations under the Transaction Documents that the Collateral Agent has been notified in writing are then due and payable; (ii) any assets that are subject to a Lien permitted by Section 3.2); and (iii) any part of the Collateral sold or disposed of by the Company or any Subsidiary if such sale or disposition is permitted by this Agreement and the Notes (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement and the Notes). Each of the Secured Parties hereby directs the Collateral Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 7.14 promptly upon the effectiveness of any such release.

                  (j) The contact information for the Collateral Agent is: Bush Ross, P.A., 220 S. Franklin Street, Tampa, FL 33602, Attention: John Giordano. The fax number for Bush Ross, P.A. is (813) 223-9620 and the E-mail address is jgiordano@bushross.com. The telephone number for Bush Ross, P.A. is (813) 224-9255.

                  (k)  The Collateral Agent:

                            (i) shall not be responsible in any manner for the
                   validity, correctness or sufficiency of any document or instrument received by or made available to it, in its capacity as Collateral Agent hereunder.

                            (ii) shall be entitled to act upon any written
                   certificate, statement, notice, demand, request, consent, agreement or other instrument whatever, not only in reliance upon its due execution and the validity and effectiveness of its provisions, but also as to the accuracy and completeness of any information therein contained, which the Collateral Agent shall in good faith believe to be genuine and to have been signed or presented by any authorized person.

                            (iii) shall be entitled to request and receive from
                   any party hereto such documents in addition to those provided for herein as the Collateral Agent may deem necessary to resolve any questions of fact involved in the administration of its duties hereunder.

                            (iv) may, at the expense of the remaining parties,
                   consult independent counsel of its choice in respect to any question relating to its duties or responsibilities under this Agreement, and shall not be liable for any action taken or omitted in good faith on advice of such counsel.

                            (v) shall be under no obligation to advance any
                   monetary sum in connection with the maintenance or administration of this Agreement, to institute or defend any action, suit or legal proceeding in connection herewith, or to take any other action likely to involve the Collateral Agent in expense, unless first indemnified by the remaining parties to the Collateral Agent's satisfaction.

                            (vi) shall not be bound by any amendment to this
                   Agreement or by any other such amendment or agreement unless the same shall have been executed by the Collateral Agent.

                            (vii) shall have only such duties and
                   responsibilities as are expressly set forth in this Agreement in the performance of its obligations hereunder.

                            (viii) shall be indemnified and held harmless by the
                   remaining parties against any and all liabilities incurred by it hereunder (including all costs, expenses and fees incurred in defending any legal action or administrative proceeding or in resisting any claim), except for those resulting from its own willful misconduct or gross negligence.

                            (ix) may, if it becomes uncertain concerning its
                   rights and responsibilities with respect to its duties or if it receives instructions with respect to the Collateral that it believes to be in conflict with this Agreement or is advised that a dispute has arisen with respect to its duties under this Agreement, without liability, refrain from taking any action until it is directed otherwise in a writing signed by all of the Secured Parties or by an order of a court of competent jurisdiction. The Collateral Agent is not obligated to institute or defend any legal proceedings, although it may, in its sole discretion and at the remaining parties' expense, institute or defend such proceedings (including proceedings seeking a declaratory judgment) and join interested parties.

                           (x) The Collateral Agent will be paid a fee of $3,000
                  for its agreement to serve as the Collateral Agent. This fee is payable upon the execution of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

                                         REMOTE DYNAMICS, INC.



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         SECURED PARTY:



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


ACKNOWLEDGED AND AGREED:

COLLATERAL AGENT:


By:
----------------------------------
Name:
Title:

                                    EXHIBIT A
                                 SECURED PARTIES


                           [SEE ATTACHED SPREADSHEET]

                                   SCHEDULE A
        STATE OF INCORPORATION; CHIEF EXECUTIVE OFFICE; FILING LOCATIONS

State of Incorporation:
-----------------------
Delaware

Chief Executive Office:
-----------------------
1155 Kas Drive, Suite 100
Richardson, Texas 75081

Filing Locations:
-----------------
Secretary of State of the State of Delaware

                                  SCHEDULE 3.3
                                 EXISTING LIENS

                                  SCHEDULE 3.4
                             ABSENCE OF OTHER LIENS

                                  SCHEDULE 4.8
                                   INSURANCE

                                                                  EXECUTION COPY

                                   EXHIBIT F
                                     FORM OF
                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (this "Agreement") is made as of February __, 2006, by and among Remote Dynamics, Inc., a Delaware corporation (the "Company"), the purchasers signatory hereto (each a "Purchaser" and together the "Purchasers"), Midtown Partners & Co., LLC (the "Placement Agent") and Kramer Levin Naftalis & Frankel LLP, with an address at 1177 Avenue of the Americas, New York, New York 10036 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement (as defined below).

                                   WITNESSETH:

                  WHEREAS, the Purchasers will be purchasing from the Company series A senior secured convertible promissory notes (the "Notes"), convertible into shares of the Company's common stock, par value $.01 per share, pursuant to a Note and Warrant Purchase Agreement dated as of the date hereof by and among the Company and the Purchasers (the "Purchase Agreement");

                  WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the subscription amounts with respect to the purchase of the Notes in escrow until the Escrow Agent has received all closing documents and deliveries required under Article IV of the Purchase Agreement; and

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                               TERMS OF THE ESCROW

                  1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Notes as contemplated by the Purchase Agreement.

                  1.2. Upon the Escrow Agent's receipt of the aggregate subscription amounts into its master escrow account, together with copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents and deliveries required under
Article IV of the Purchase Agreement, it shall advise the Company and the Placement Agent, or their designated attorney or agent, of the amount of funds it has received into its master escrow account.

                  1.3. Wire transfers to the Escrow Agent shall be made as follows:

                       Bank:         Citibank, N.A.
                                     666 Fifth Avenue
                                     New York, NY 10103
                       ABA No.:      021000089
                       Account Name: Kramer Levin Naftalis & Frankel LLP IOLA
                                     Account
                       Account No.:  37317968
                       Reference:    Remote Dynamics, Inc. / Midtown Partners

                  1.4. The Company and the Placement Agent, promptly after being advised by the Escrow Agent that it has received the subscription amounts for the Closing, copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents and deliveries required under Article IV of the Purchase Agreement, shall deliver to the Escrow Agent a Release Notice, in the form attached hereto as Exhibit A (the "Release Notice").

                  1.5. Once the Escrow Agent receives the Release Notice executed by the Company and the Placement Agent, the Escrow Agent shall wire the subscription proceeds per the written instructions of the Company and the Placement Agent, net of fees, expenses and any other disbursements as set forth in the Release Notice.

                  1.6. Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent.

                  1.7. In the event that the Closing does not occur within ten
(10) business days of the date of this Agreement, upon the written request from a Purchaser to the Escrow Agent, the Escrow Agent shall promptly return the subscription proceeds to each Purchaser pursuant to written wire instructions to be delivered by such Purchaser to the Escrow Agent.

                                    ARTICLE 2

                                  MISCELLANEOUS

                  2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

                  2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

                  2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

                  2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                  2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

                  2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

                  2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

                  2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

                  2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

                  2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agreement unless otherwise provided for in Section 2.14. THE ESCROW AGENT HAS ACTED AS LEGAL COUNSEL FOR THE PLACEMENT AGENT AND MAY CONTINUE TO ACT AS LEGAL COUNSEL FOR THE PLACEMENT AGENT FROM TIME TO TIME, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE COMPANY AND THE PLACEMENT AGENT CONSENT TO THE ESCROW AGENT IN SUCH CAPACITY AS LEGAL COUNSEL FOR THE PLACEMENT AGENT AND WAIVES ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTEREST ON THE PART OF THE ESCROW AGENT. THE COMPANY AND THE PLACEMENT AGENT UNDERSTAND THAT THE ESCROW AGENT IS RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS ESCROW AGREEMENT.

                  2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

                  2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or
(2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

                  2.15. The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.


                            [SIGNATURE PAGE FOLLOWS]

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ____ day of February, 2006.


REMOTE DYNAMICS, INC.


By:
   --------------------------------
   Name:
   Title:


ESCROW AGENT:

KRAMER LEVIN NAFTALIS & FRANKEL LLP


By:
   --------------------------------
   Name:
   Title:


MIDTOWN PARTNERS & CO., LLC


By:
   --------------------------------
   Name:
   Title:


                      [PURCHASERS' SIGNATURE PAGE FOLLOWS]

                [PURCHASER'S SIGNATURE PAGE TO ESCROW AGREEMENT]

Name of Investing Entity: __________________________
Signature of Authorized Signatory of Investing Entity: _________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                                                                    EXHIBIT A TO
                                                                ESCROW AGREEMENT

                                 RELEASE NOTICE

                  The UNDERSIGNED, pursuant to the Escrow Agreement dated as of February __, 2006 among the Company, the Purchasers signatory thereto and Kramer Levin Naftalis & Frankel LLP, as Escrow Agent (the "Escrow Agreement"), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Notes have been satisfied or waived in accordance with Article IV of the Purchase Agreement. The Company hereby confirms that all of its respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds to be released as described in the Escrow Agreement and as set forth below. This Release Notice shall not be effective until executed by the Company and the Placement Agent.

                  Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement.

                  This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

                  Please release the $____________ that has been deposited in the escrow account pursuant to the Escrow Agreement according to the following instructions:



                                [TO BE COMPLETED]

                  IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this ___ day of February, 2006.


REMOTE DYNAMICS, INC.:


By:
   ----------------------
   Name:
   Title:


PLACEMENT AGENT:

MIDTOWN PARTNERS & CO., LLC


By:
   --------------------------------
   Name:
   Title:

                                    EXHIBIT G
                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                              REMOTE DYNAMICS, INC.

                                                         as of February __, 2006

[Name and address of Transfer Agent]
Attn: _____________

LADIES AND GENTLEMEN:

     Reference is made to that certain Note and Warrant Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of February __, 2006, by and among Remote Dynamics, Inc., a Delaware corporation (the "COMPANY"), and the purchasers named therein (collectively, the "PURCHASERS") pursuant to which the Company is issuing to the Purchasers series A senior secured convertible promissory notes and the OID Notes (as defined in the Purchase Agreement) (collectively, the "NOTES") and warrants (the "WARRANTS") to purchase shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Notes (the "CONVERSION SHARES") and exercise of the Warrants (the "WARRANT SHARES") to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Notes, a copy of the Note (with the original delivered to the Company) representing the Notes being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such Notes or the Warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a copy of such registration statement, and if the Purchaser represents in writing that the prospectus delivery requirements have been or will be met, the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the SEC under the 1933 Act, and (ii) a copy of such registration statement, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), OR ANY STATE

          SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR REMOTE DYNAMICS, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

and, provided further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current.

     A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

     Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ___________.

                                        Very truly yours,

                                        REMOTE DYNAMICS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACKNOWLEDGED AND AGREED:

[TRANSFER AGENT]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Date:
      ------------------

                                    EXHIBIT I

                              REMOTE DYNAMICS, INC.
                                CONVERSION NOTICE

     (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into shares of Common Stock of REMOTE DYNAMICS, INC. (the "Maker") according to the conditions hereof, as of the date written below.

Date of Conversion _____________________________________________________________

Applicable Conversion Price ____________________________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _______________________________________

Signature_______________________________________________________________________
         [Name]

Address:________________________________________________________________________

        ________________________________________________________________________

                                   EXHIBIT II

                             FORM OF EXERCISE NOTICE

                                  EXERCISE FORM

                              REMOTE DYNAMICS, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Remote Dynamics, Inc. covered by the within Warrant.


Dated:                                  Signature
       ------------------------------             ------------------------------
                                        Address
                                                --------------------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.


Dated:                                  Signature
       ------------------------------             ------------------------------
                                        Address
                                                --------------------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.


Dated:                                  Signature
       ------------------------------             ------------------------------
                                        Address
                                                --------------------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                   EXHIBIT III

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]
Attn: _____________

          Re: REMOTE DYNAMICS, INC.

Ladies and Gentlemen:

     We are special counsel to Remote Dynamics, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Note and Warrant Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of February __, 2006, by and among the Company and the purchasers named therein (collectively, the "PURCHASERS") pursuant to which the Company issued to the Purchasers series A senior secured convertible promissory notes and the OID Notes (as defined in the Purchase Agreement) (collectively, the "NOTES") and warrants (the "WARRANTS") to purchase shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), dated as of February __, 2006, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ________________, 2006, the Company filed a Registration Statement on Form S-1 (File No. 333-________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names each of the present Purchasers as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and accordingly, the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                        Very truly yours,

                                        [COMPANY COUNSEL]


                                        By:
                                            ------------------------------------

cc: [LIST NAMES OF PURCHASERS]

                                    EXHIBIT H
                                 FORM OF OPINION
                         (SUBJECT TO FINAL LLS OPINION)

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

     2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Notes, the Warrants and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. Each of the Transaction Documents have been duly executed and delivered, and the Notes and the Warrants have been duly executed, issued and delivered by the Company and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Common Stock issuable upon conversion of the Notes and exercise of the Warrants are not subject to any preemptive rights under the Certificate of Incorporation or the Bylaws.

     3. The Notes and the Warrants have been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants have been duly authorized and reserved for issuance, and when delivered upon conversion or against payment in full as provided in the Notes and the Warrants, as applicable, will be validly issued, fully paid and nonassessable.

     4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Notes, the Warrants and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants do not (a) violate any provision of the Certificate of Incorporation or Bylaws,
(b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party and which is set forth on Schedule I, (c) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment which is set forth on Schedule I to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

     5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Notes, the Warrants and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants other than filings as may be required by applicable Federal and state securities laws and regulations and any applicable stock exchange rules and regulations.

     6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of the Purchase Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. To our knowledge, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

     7. Assuming that all of the Purchasers' representations and warranties in the Purchase Agreement are complete and accurate, the offer, issuance and sale of the Notes and the Warrants and the offer, issuance and sale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended.

     8. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     9. The Security Agreement will create a valid security interest in favor of the Purchasers in such assets of the Company that is subject to such Security Agreement.